Exhibit 4.2

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)

                             COLUMN FINANCIAL, INC.
                                    (Seller)

                                       and

                         PNC BANK, NATTIONAL ASSOCIATION

                                   ----------

                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of July 1, 2002

                                   ----------

                                TABLE OF CONTENTS

Section 1.  Transactions on or Prior to the Closing Date........................
Section 2.  Closing Date Actions................................................
Section 3.  Conveyance of Mortgage Loans........................................
Section 4.  Depositor's Conditions to Closing...................................
Section 5.  Seller's Conditions to Closing......................................
Section 6.  Representations and Warranties of Seller............................
Section 7.  Obligations of Seller and PNC Bank..................................
Section 8.  Crossed Loans.......................................................
Section 9.  [Reserved]..........................................................
Section 10. Representations and Warranties of Depositor.........................
Section 11. Survival of Certain Representations, Warranties and Covenants.......
Section 12. [Reserved]..........................................................
Section 13. Expenses; Recording Costs...........................................
Section 14. Notices.............................................................
Section 15. Examination of Mortgage Files.......................................
Section 16. Successors..........................................................
Section 17. Governing Law.......................................................
Section 18. Severability........................................................
Section 19. Further Assurances..................................................
Section 20. Counterparts........................................................
Section 21. Treatment as Security Agreement.....................................
Section 22. Recordation of Agreement............................................
Section 23. PNC Bank as a Party.................................................

Schedule I        Schedule of Transaction Terms
Schedule II-A     Mortgage Loan Schedule for Column Loans
Schedule II-B     Mortgage Loan Schedule for PNC Bank Loans
Schedule III      Mortgage Loans Constituting Mortgage Groups
Schedule IV       Mortgage Loans with Lost Notes
Schedule V-A      Exceptions to Seller's Representations and Warranties
Schedule V-B      Exceptions to PNC Bank's Representations and Warranties
Exhibit A         Representations and Warranties Regarding the Mortgage Loans
Exhibit B         Affidavit of Lost Note
Exhibit C         Form of Assignment of Mortgage(s) and Assignment of Assignment
                  of Lessor's Interests in Leases, Rents and Profits.

                        MORTGAGE LOAN PURCHASE AGREEMENT

      This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of July 1, 2002, is made by and between COLUMN FINANCIAL, INC., a Delaware corporation ("Seller"), PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC Bank") acting in its capacity as the servicer of the Mortgage Loans (defined below) identified on the schedule attached hereto as Schedule II-B prior to the Closing (defined below) and for the limited purposes set forth in Section 23 below, and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor").

                                    RECITALS

      I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as
Schedule I, which is incorporated herein by this reference, or, if not defined therein, in the Pooling and Servicing Agreement.

      II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the Mortgage Loans identified on the schedules (collectively, the "Mortgage Loan Schedule") annexed hereto as Schedule II-A and Schedule II-B. Depositor intends to deposit the Mortgage Loans and other assets into the Trust Fund created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                    AGREEMENT

      NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor, Seller and PNC Bank (acting in its capacity as the servicer of the Mortgage Loans identified on Schedule II-B prior to the Closing and for the limited purposes set forth in Section 23 below) agree as follows:

      Section 1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each of the Mortgage Loans listed in the Mortgage Loan Schedule to LaSalle Bank National Association as trustee (the "Trustee") or its designee, against receipt by Seller of a written receipt, pursuant to an arrangement between Seller and the Trustee; provided, however, that item (p) in the definition of Mortgage File (below) shall be delivered to the Master Servicer for inclusion in the Servicer File (defined below) with a copy delivered to the Trustee for inclusion in the Mortgage File; provided further, that the Seller shall pay (or cause the related Borrower to pay) any costs of the assignment or amendment of each letter of credit described under item (p) required in order for the Master Servicer to draw on such letter of credit pursuant to the terms of the Pooling and Servicing Agreement and shall deliver the related assignment or amendment documents within thirty (30) days after the Closing Date. In addition, prior to such assignment or amendment of a letter of credit, the Seller will take all necessary steps to enable the Master Servicer to draw on the related letter of credit pursuant to the terms of the Pooling and Servicing Agreement, including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions to draw from the Master Servicer and upon receipt, immediately remitting the proceeds of such draw (or causing such proceeds to be remitted) to the Master Servicer.

      Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates and the sale of (a) the Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and (b) the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "Closing") shall take place at the offices of Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

            (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price payable in accordance with instructions previously provided to Depositor by Seller. The Mortgage Loan Purchase Price (as defined herein) shall be paid by Depositor to Seller or at its direction by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date. The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to $____________. In addition, for no consideration other than the Mortgage Loan Purchase Price, the Seller shall acquire, or cause a nominee to acquire, Seller's proportionate share of the residual Certificates under the Pooling and Servicing Agreement.

            (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall sell all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Holders of the Certificates.

            (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

            (iv) The Underwriters will offer the Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Certificates pursuant to the Offering Circular.

      Section 3. Conveyance of Mortgage Loans. On the Closing Date, Seller shall sell, convey, assign and transfer, subject to the Servicing Rights Purchase Agreement, dated as of July 29, 2002, between the Seller and Midland Loan Services, Inc. and the Servicing Rights Purchase Agreement, dated as of July 29, 2002, between PNC Bank and Midland Loan Services, Inc., without recourse except as provided herein, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under: (i) each of the Mortgage Loans identified on the Mortgage Loan Schedule; (ii) all rights and remedies of the Seller with respect to the Mortgage Loans identified on Schedule II-B under the PNC Loan Sale Agreement (subject to the limitations set forth therein), including, without limitation, (y) the representations and warranties of PNC Bank under the PNC Loan Sale Agreement (excluding the representations and warranties set forth in Section 6(a)(xiii) thereof) and (z) the obligations of PNC Bank to cure, substitute for or repurchase such Mortgage Loans under the PNC Loan Sale Agreement because of PNC Bank's breach of its representations and warranties made with respect to such Mortgage Loans or its failure to deliver the related Mortgage Loan Documents pursuant to Section 3 thereof; and (iii) all property of Seller described in Section 21(b) this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or prepayment premiums received on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal or prepayment premiums that were due on or prior to the Cut-off Date. Each Mortgage File shall contain the following documents:

      (a) the original Note, or with respect to those Mortgage Loans listed in
Schedule IV hereto, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note, bearing, or accompanied by, all prior and intervening endorsements or assignments showing a complete chain of endorsement or assignment from the Mortgage Loan Originator either in blank or to the Seller, and further endorsed (at the direction of the Depositor given pursuant to this Agreement) by the Seller, on its face or by allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of LaSalle Bank National Association, as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CP3, without recourse, representation or warranty, express or implied;"

      (b) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office, (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office and originals or counterparts (or originals or copies of certified copies from the applicable recording office) of any intervening assignments thereof from the Mortgage Loan Originator to the Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

      (c) an original assignment of Mortgage substantially in the form of Exhibit C hereto (or an alternative form approved by the Depositor) in recordable form, either in blank or from the Seller (or the Mortgage Loan Originator) to "LaSalle Bank National Association, as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CP3;"

      (d) an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and the originals, counterparts or copies of any intervening assignments thereof from the Mortgage Loan Originator of the Loan to the Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

      (e) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), substantially in the form of Exhibit C hereto (or an alternative form approved by the Depositor) in recordable form, either in blank or from the Seller (or the Mortgage Loan Originator) to "LaSalle Bank National Association, as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CP3;"

      (f) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage) and the originals or copies of any intervening assignments thereof from the Mortgage Loan Originator to the Seller;

      (g) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage), either in blank or from the Seller (or the Mortgage Loan Originator) to "LaSalle Bank National Association, as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CP3," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan provided that such omnibus assignment is effective under applicable law;

      (h) originals or copies of all (A) assumption agreements, (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

      (i) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company) insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

      (j) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

      (k) certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof or copies thereof in the form submitted for filing or recording sufficient to perfect (and maintain the perfection of) the security interest held by the Mortgage Loan Originator (and each assignee prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property, and original UCC assignments in a form suitable for filing or recording, sufficient to transfer such security interest to the Trustee;

      (l) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

      (m) with respect to any debt of a Borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor agreement relating to such other debt, if any, including any mezzanine loan documents or preferred equity documents;

      (n) if any related Lock-Box Agreement or Cash Collateral Account Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the Seller's security interest in the Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC-2 or UCC-3 financing statement assignments assigning such security interest to the Trustee on behalf of the Certificateholders);

      (o) an original or counterpart of the Loan Agreement (if separate from the Mortgage);

      (p) the originals of letters of credit, if any, relating to the Mortgage Loans, and amendments thereto which entitles the Trust to draw thereon;

      (q) the original environmental indemnity agreement, if any, related to the Mortgage Loan;

      (r) any related environmental insurance policies and any environmental guaranty or indemnity agreements or copies thereof;

      (s) the original ground lease, if any, and any amendments, modifications or extensions thereto, and any ground lease estoppel, or a certified copy thereof;

      (t) with respect to the Westfarms Mall Total Loan, a copy of each Intercreditor Agreement and a copy of each of the A-2 Note and the B Note;

      (u) the original or a copy of any property management agreement;

      (v) with respect to a Mortgage Loan secured by a hospitality property, if any, copies of the related franchise agreement and franchisor comfort letter; and

      (w) any additional documents required to be added to the Mortgage File pursuant to the Pooling and Servicing Agreement.

      Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, the Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy of any of the documents required to be delivered pursuant to clauses (b), (d), (h), (k) (other than assignments of UCC financing statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (l) and (n) (other than assignments of UCC financing statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, the Seller shall deliver, or cause to be delivered, to the Trustee or its designee a duplicate original or true copy of such document certified by the applicable public recording or filing office, the applicable title insurance company or the Seller to be a true and complete duplicate original or copy of the original thereof submitted for recording or filing.

      Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, the Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy of any of the documents required to be delivered pursuant to clauses (b), (d), (h), (k) (other than assignments of UCC financing statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (l) and (n) (other than assignments of UCC financing statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above with evidence of recording or filing thereon, for any other reason, including without limitation, that such non-delivered document has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document shall be deemed to have been included in the related Mortgage File if a photocopy of such non-delivered document (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee or its designee on or before the Closing Date.

      Notwithstanding the foregoing, in the event that the Seller cannot deliver to the Trustee or its designee any UCC-2 or UCC-3 assignment with the filing information of the UCC-1 financing statement with respect to any Mortgage Loan being assigned, solely because such UCC-1 financing statement has not been returned by the public filing office where such UCC-1 financing statement has been delivered for filing, Seller shall deliver or cause to be delivered to the Trustee or its designee a photocopy of such UCC-2 or UCC-3 assignment with the filing information left blank. The Seller, promptly upon receipt of the applicable filing information of the UCC-1 financing statement being so assigned, shall deliver or cause to be delivered to the Trustee or its designee the original UCC-2 or UCC-3 assignment with all appropriate filing information set forth thereon.

      Notwithstanding the foregoing, Seller may, at its sole cost and expense, engage a third party contractor to prepare or complete in proper form for filing or recording any and all assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC financing statements to the Trustee to be delivered pursuant to clauses (c), (e), (k) and (n) above (collectively, the "Assignments"), to submit the Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver the Assignments to the Trustee or its designee as the Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon. However, in the event the Seller engages a third party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of the Seller pursuant to this Agreement remain binding on the Seller.

      Within ten (10) Business Days after the Closing Date, the Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans to the Master Servicer or if applicable, a Primary Servicer (with a copy to the Master Servicer) under the direction of the Master Servicer, under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in the Seller's possession relating to such applicable Mortgage Loans (including reserve and escrow agreements, cash management agreements, lockbox agreements, financial statements and any other information provided by the respective Borrower from time to time, but excluding any documents and other writings not enumerated in this parenthetical that have been prepared by the Seller or any of its Affiliates solely for internal communication) that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with copies of all instruments and documents which are required to be a part of the related Mortgage File in accordance with the definition thereof.

      For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File", if there exists with respect to any group of Crossed Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Loans in such group of Crossed Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Loans in such group of Crossed Loans, shall be deemed the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Loan.

      The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

      Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Note, the related Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Seller as seller of the Mortgage Loans hereunder, exclusive in each case of documents prepared by Seller or any of its Affiliates solely for internal uses, shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the Master Servicer via wire transfer for deposit by the Master Servicer into the Collection Account.

      Section 4. Depositor's Conditions to Closing. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

      (a) Each of the obligations of the Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement (subject to the exceptions set forth in the applicable Exception Report) shall be true and correct in all material respects as of the Closing Date; all of the representations and warranties of PNC Bank (acting in its capacity as the servicer of the Mortgage Loans identified on Schedule II-B prior to the Closing) under this Agreement (subject to the exceptions set forth in the applicable Exception Report) shall be true and correct in all material respects as of the Closing Date; no event shall have occurred with respect to the Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

      (b) Depositor, or if directed by Depositor, the Trustee or the Depositor's attorneys or other designee, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Depositor and the Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

            (i) the Mortgage Files, subject to the provisos of Section 1 of this Agreement, which shall have been delivered to and held by the Trustee or its designee on behalf of Seller;

            (ii) the Mortgage Loan Schedule;

            (iii) the certificate of the Seller confirming its representations and warranties set forth in Section 6(a) (subject to the exceptions set forth in the applicable Exception Report) as of the Closing Date;

            (iv) The certificate of PNC Bank (acting in its capacity as the servicer of the Mortgage Loans identified on Schedule II-B prior to the Closing) confirming its representations and warranties set forth in
      Section 6(b) (subject to the exceptions set forth in the applicable Exception Report) as of the Closing Date;

            (v) an opinion or opinions of Seller's counsel, dated the Closing Date, in form acceptable to the Depositor as to various corporate matters and such other matters as shall be reasonably required by the Depositor.

      Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made herein, and on certificates or other documents furnished by officers of Seller.

      In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the General Corporation Law of the State of Delaware, the laws of the State of New York and the United States and shall not be required to express any opinion with respect to the registration or qualification of the Certificates under any applicable state or federal securities laws.

      Such counsel shall state that, although such counsel has not specifically considered the possible applicability to Seller of any other laws, regulations, judgments, orders or decrees, no facts have been disclosed to such counsel that cause such counsel to conclude that any other consent, approval or action is required;

            (vi) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

            (vii) all other information, documents, certificates, or letters with respect to the Mortgage Loans or the Seller and its Affiliates as are reasonably requested by the Depositor in order for the Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by the Depositor as contemplated herein.

      (c) The Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

      (d) The Seller shall have delivered to the Trustee, on or before the Closing Date, five limited powers of attorney in favor of the Trustee and Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to record, at the expense of the Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. The Seller shall reasonably cooperate with the Trustee and the Special Servicer in connection with any additional powers or revisions thereto that are requested by such parties.

      Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

      (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

      (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

            (i) an officer's certificate of Depositor, dated as of the Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

            (ii) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

      (c) The Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

      Section 6. Representations and Warranties of Seller.

      (a) Seller represents and warrants to Depositor as of the date hereof, as follows:

            (i) Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

            (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

            (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (a) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's certificate of incorporation, as amended, or other organizational documents; (b) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (c) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (d) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (e) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of the Depositor to realize on the Mortgage Loans.

            (iv) Seller is solvent and the sale of Mortgage Loans (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its creditors.

            (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for
      (a) Seller's execution, delivery and performance of this Agreement (and each agreement and document executed and delivered by Seller in connection herewith), (b) Seller's transfer and assignment of the Mortgage Loans, or
      (c) the consummation by Seller of the transactions contemplated by this Agreement (and each agreement and document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (vi) The consideration received by Seller upon the sale of the Mortgage Loans constitutes fair consideration and reasonably equivalent value for such Mortgage Loans.

            (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (viii) There are no actions, suits proceedings pending or to Seller's knowledge threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction.

            (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor hereunder except for the reimbursement of expenses as described herein or otherwise in connection with the transactions described in Section 2 and the commissions or compensation owed to the Underwriters or the Initial Purchaser.

            (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

            (xii) The representations and warranties contained in Exhibit A and the exceptions to such representations and warranties set forth on
      Schedule V-A hereto are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on Schedule II-A; provided, however, that any reference to the Mortgage Loan Schedule in paragraph (xxx) of Exhibit A shall be read as a reference to Schedule II-A.

            (xiii) The representations and warranties set forth in paragraph
      (i), paragraph (iii), paragraph (iv), the first sentence of paragraph
      (vii), paragraph (viii), the second sentence of paragraph (xxii), the fourth sentence of paragraph (xxvii), paragraph (xlvi) (with respect to the Seller on or after June 28, 2002), paragraph (xlvii), and paragraph
      (lvii) of Exhibit A are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on Schedule II-B.

      (b) PNC Bank, acting in its capacity as the servicer of the Mortgage Loans identified on Schedule II-B prior to the Closing, represents and warrants to Depositor as of the date hereof, as follows:

            (i) PNC Bank is duly organized and is validly existing as a national banking association in good standing under the laws of the United States of America. PNC Bank has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by PNC Bank of this Agreement, and there is no charge, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of PNC Bank, threatened, which is reasonably likely to materially and adversely affect the performance by PNC Bank of this Agreement or the consummation of transactions contemplated by this Agreement.

            (ii) PNC Bank has the full power, authority and legal right to execute and deliver this Agreement (and all agreements and documents executed and delivered by PNC Bank in connection herewith) and to perform all transactions of PNC Bank contemplated by this Agreement (and all agreements and documents executed and delivered by PNC Bank in connection herewith). PNC Bank has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by PNC Bank in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by PNC Bank in connection herewith). This Agreement (and each agreement and document executed and delivered by PNC Bank in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of PNC Bank enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

            (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by PNC Bank, will (a) conflict with or result in a breach of any of the terms, conditions or provisions of PNC Bank's articles of association, as amended, or other organizational documents;
      (b) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which PNC Bank is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for PNC Bank to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by PNC Bank in connection herewith); (c) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for PNC Bank to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by PNC Bank in connection herewith); (d) result in the violation of any law, rule, regulation, order, judgment or decree to which PNC Bank or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for PNC Bank to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by PNC Bank in connection herewith); or (e) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon PNC Bank's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by PNC Bank in connection herewith), or materially impair the ability of the Depositor to realize on the Mortgage Loans.

            (iv) PNC Bank is solvent and the execution, delivery and performance of this Agreement by PNC Bank (1) will not cause PNC Bank to become insolvent and (2) is not intended by PNC Bank to hinder, delay or defraud any of its creditors.

            (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over PNC Bank is required for
      (a) PNC Bank's execution, delivery and performance of this Agreement (and each agreement and document executed and delivered by PNC Bank in connection herewith) and (b) the consummation by PNC Bank of the transactions contemplated by this Agreement (and each agreement and document executed and delivered by PNC Bank in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except that PNC Bank may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by PNC Bank in connection herewith).

            (vi) [Reserved]

            (vii) PNC Bank does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of PNC Bank contained in this Agreement (or any agreement or document executed and delivered by PNC Bank in connection herewith).

            (viii) There are no actions, suits proceedings pending or to PNC Bank's knowledge threatened in writing against PNC Bank which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by PNC Bank in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of PNC Bank to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by PNC Bank in connection herewith).

            (ix) PNC Bank's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by PNC Bank in connection herewith) is in the ordinary course of business of PNC Bank.

            (x) PNC Bank has not dealt with any Person that may be entitled, by reason of any act or omission of PNC Bank, to any commission or compensation in connection with the sale of the Mortgage Loans by the Seller to the Depositor hereunder.

            (xi) PNC Bank is not in default or breach of any agreement or instrument to which PNC Bank is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of PNC Bank to perform its obligations under this Agreement.

            (xii) The representations and warranties set forth in paragraph
      (ii), paragraph (v), paragraph (vi), paragraph (vii) (excluding the first sentence of said paragraph), paragraphs (ix) through (xxi), inclusive, paragraph (xxii) (excluding the second sentence of said paragraph), paragraphs (xxiii) through (xxvi), inclusive, paragraph (xxvii) (excluding the fourth sentence of said paragraph), paragraphs (xxviii) through (xlv), inclusive, paragraph (xlvi) (with respect to PNC Bank and any prior holder of the related Note, if any, on or before June 28, 2002), paragraphs (xlviii) through (lvi), inclusive, paragraph (lviii), and paragraph (lix) of Exhibit A (including the preamble language contained in Exhibit A appearing prior to paragraph (i) thereof) and the exceptions to such representations and warranties set forth on Schedule V-B hereto are true and correct in all material respects as of the date hereof with respect to the Mortgage Loans identified on Schedule II-B; provided, however, that all references in such representations and warranties to the Seller or the Seller's knowledge shall be read as references to PNC Bank (or its knowledge) acting in its capacity as the servicer of such Mortgage Loans prior to the Closing; provided further that any reference to the Mortgage Loan Schedule in paragraph (xxx) of Exhibit A shall be read as a reference to Schedule II-B.

            (xiii) The representations and warranties set forth in paragraph
      (i), paragraph (iii), paragraph (iv), and paragraph (viii) of Exhibit A attached to the PNC Loan Sale Agreement were true and correct in all material respects as of June 28, 2002 with respect to the Mortgage loans identified on Schedule II-B hereto.

      Section 7. Obligations of Seller and PNC Bank. Each of the representations and warranties contained in or required to be made by an Applicable Party pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by an Applicable Party pursuant to Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding
(1) any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of Leases or (2) any termination of this Agreement prior to the Closing but shall not inure to the benefit of any subsequent transferee thereafter.

      If any Certificateholder, the Master Servicer, the Special Servicer or the Trustee discovers or receives notice: of a breach of (a) any of the representations or warranties made by the Seller with respect to the Mortgage Loans (subject to the exceptions to such representations and warranties set forth in the applicable Exception Report), as of the date hereof in Section 6(a)(xii) and Section 6(a)(xiii) or as of the Closing Date pursuant to Section 4(b)(iii) or (b) any of the representations or warranties made by PNC Bank, acting in its capacity as the servicer of the Mortgage Loans identified on
Schedule II-B prior to the Closing, with respect to such Mortgage Loans (subject to the exceptions to such representations and warranties set forth in the applicable Exception Report), as of the date hereof in Section 6(b)(xii) and
Section 6(b)(xiii) or as of the Closing Date pursuant to Section 4(b)(iv) (clause (a) and clause (b) each, a "Breach"); or that (c) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's (or its designee's) possession within the time period required herein or (d) such document has not been properly executed or is otherwise defective on its face (clause (c) and clause (d) each, a "Defect" (including the "Defects" described below) in the related Mortgage File), such party shall give notice to the Master Servicer, the Special Servicer, the Trustee and the Rating Agencies. If the Master Servicer or the Special Servicer determines that such Breach or Defect materially and adversely affects the value of any Mortgage Loan or REO Loan or the interests of the Holders of any Class of Certificates, it shall give prompt written notice of such Breach or Defect to the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Seller and the Applicable Party (if different from the Seller) and shall request that the Applicable Party not later than the earlier of 90 days from the receipt by the Applicable Party of such notice or discovery by the Applicable Party of such Breach or Defect (subject to the second succeeding paragraph, the "Initial Resolution Period"),
(i) cure such Breach or Defect in all material respects; (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) or (iii) substitute one or more Qualified Substitute Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (provided that in no event shall any substitution occur later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that if (i) such material Breach or material Defect is capable of being cured but not within the Initial Resolution Period, (ii) such material Breach or material Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code), (iii) the Applicable Party has commenced and is diligently proceeding with the cure of such material Breach or material Defect within the Initial Resolution Period and (iv) the Applicable Party has delivered to the Rating Agencies and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period, then the Applicable Party shall have an additional 90 days to cure such material Defect or material Breach. If any Breach pertains to a representation or warranty that the related Mortgage Loan Documents or any particular Mortgage Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then the Applicable Party shall cure such Breach within the Initial Resolution Period by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Borrower; provided, however, that in the event any such costs and expenses exceed $10,000, the Applicable Party shall have the option to either repurchase the related Mortgage Loan at the applicable Purchase Price or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Applicable Party shall remit the amount of such costs and expenses and upon its making such remittance, the Applicable Party shall be deemed to have cured such Breach in all respects. With respect to any substitution of one or more Qualified Substitute Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Mortgage Loan(s) after the related date of substitution shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to such Qualified Substitute Mortgage Loan(s) on or prior to the related date of substitution shall not be part of the Trust Fund, and the Applicable Party shall be entitled to receive such payments promptly following receipt by the Master Servicer or Special Servicer, as applicable, under the Pooling and Servicing Agreement.

      Any of the following will cause a document in the Mortgage File to be deemed to have a "Defect" and to be conclusively presumed to materially and adversely affect the interests of the Holders of a Class of Certificates and the value of a Mortgage Loan or REO Loan: (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information; (c) the absence from the Mortgage File of the item called for by paragraph (i) of the definition of Mortgage File; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; or (e) the absence from the Servicer File of any required original letter of credit (as required in the provisos to Section 1 hereof), provided that such Defect may be cured by any substitute letter of credit or cash reserve or (f) the absence from the Mortgage File of an original or copy of any required ground lease. In addition, the Applicable Party shall cure any Defect described in clause (b), (c), (e) or (f) of the immediately preceding sentence as required in Section 2.02(b) of the Pooling and Servicing Agreement.

      Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed to materially and adversely affect the interests of the Holders of a Class of Certificates and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of the Applicable Party's receipt of notice pursuant to this Section 7 or its discovery of such Defect or Breach (which period shall not be subject to extension).

      If the Applicable Party does not, as required by this Section 7, correct or cure a material Breach or a material Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this Section
7), or if such Breach or Defect is not capable of being so corrected or cured with such period, then the Applicable Party shall purchase or substitute for the affected Mortgage Loan as provided in this Section 7. If (i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Loan that is a part of a Mortgage Group (as defined below) and (iii) the applicable Breach or Defect does not constitute a Breach or Defect, as the case may be, as to any other Crossed Loan in such Mortgage Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Loan in the Mortgage Group for purposes of the above provisions, and the Applicable Party will be required to repurchase or substitute for such other Crossed Loan(s) in the related Mortgage Group in accordance with the provisions of this Section 7 unless such other Crossed Loans satisfy the Crossed Loan Repurchase Criteria (as defined in the Pooling and Servicing Agreement) and the Applicable Party can satisfy all other criteria for substitution or repurchase of the affected Mortgage Loan set forth in the Pooling and Servicing Agreement. In the event that one or more of such other Crossed Loans satisfy the Crossed Loan Repurchase Criteria, the Applicable Party may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Mortgage Group. The Applicable Party shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Applicable Party (such approval not to be unreasonably withheld). For purposes of this paragraph, a "Mortgage Group" is any group of Mortgage Loans identified as a Mortgage Group on Schedule III to this Agreement.

      Notwithstanding the foregoing, if there is a material Breach or material Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, the Applicable Party will not be obligated to repurchase or substitute for the Mortgage Loan if the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan Documents and the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan Documents and (i) the Applicable Party provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) such Applicable Party pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents, and to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, together with any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property which is being released and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for cure of a material Breach or material Defect in this Section 7.

      The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to the Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by the Depositor or the Trustee, as the case may be, and the Depositor or the Trustee, as the case may be, upon receipt of such funds, shall promptly release the related Mortgage File and Servicer File or cause them to be released, to the Applicable Party and shall execute and deliver such instruments of transfer or assignment as shall be necessary to vest in the Applicable Party the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents.

      It is understood and agreed that the obligations of the Applicable Party set forth in this Section 7 to cure, substitute for or repurchase a Mortgage Loan constitute the sole remedies available to the Depositor and its successors and assigns respecting any Breach or Defect affecting such Mortgage Loan.

      It is further understood and agreed that with respect to the Mortgage Loans identified on Schedule II-B, Section 7 of the PNC Loan Sale Agreement (subject to the limitations set forth therein) provides the sole remedies available to the Depositor and its successors and assigns respecting any breach of the representations and warranties made by PNC Bank with respect to such Mortgage Loans as set forth in the PNC Loan Sale Agreement or its failure to deliver any required Mortgage Loan Document (or its delivery of any such Mortgage Loan Document in defective condition) to the Seller on June 28, 2002, and neither the Depositor nor any successor or assign of the Depositor shall have any remedies against the Seller with respect to any such breach or defect.

      Section 8. Crossed Loans. With respect to any Crossed Loan conveyed hereunder, to the extent that the Applicable Party repurchases or substitutes for an affected Crossed Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Loans, the Applicable Party and the Depositor (on behalf of its successors and assigns) agree to modify upon such repurchase or substitution, the related Mortgage Loan Documents in a manner such that such affected Crossed Loan repurchased or substituted by the Applicable Party, on the one hand, and any related Crossed Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided, that the Applicable Party shall have furnished to the Trustee, at its expense, with an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event; provided, further, that if such Opinion of Counsel cannot be furnished, the Applicable Party and the Depositor hereby agree that such repurchase or substitution of only the affected Crossed Loans, notwithstanding anything to the contrary herein, shall not be permitted. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof.

      Section 9. [Reserved]

      Section 10. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller and PNC Bank as of the date hereof, as follows:

      (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

      (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require the consent of or notice to, or any filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

      (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

      (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

      Section 11. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 11 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

      Section 12. [Reserved]

      Section 13. Expenses; Recording Costs. Seller agrees to reimburse the Trustee or its designee all recording and filing fees incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in Section 3 of this Agreement. In the event Seller elects to engage a third party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

      Section 14. Notices. All communications hereunder will be in writing and effective only upon receipt, and, (a) if sent to Depositor, will be mailed, delivered or telecopied and confirmed to it at Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, with a copy to Pamela McCormack, Esq., Compliance Department, Telecopy No.: (212) 325-8282; (b) if sent to Seller, will be mailed, delivered or telecopied to it at Column Financial, Inc., 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326, Attention: President, Telecopy No.: (404) 239-0419; and (c) if sent to PNC Bank, will be mailed, delivered or telecopied to it at PNC Bank, National Association, 10851 Mastin, Suite 300, Overland Park, Kansas 66210 (for deliveries), and P.O. Box 25965, Shawnee Mission, Kansas 66225-5965 (for communications by United States mail),
Attention: Harry Funk, Telecopy No.: (913) 253-9001, with a copy to PNC Bank, National Association, One PNC Plaza, 21st Floor, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222, Attention: Gretchen Lengel Kelly, Esq., Telecopy No.: (412) 762-4334, or in the case of any such party, to such other address or telecopy number as such party may hereafter furnish to the other party by like notice.

      Section 15. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

      Section 16. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller, Depositor and PNC Bank and their respective successors, permitted assigns and legal representatives, and nothing expressed in this Agreement is intended or shall be construed to give any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such Persons and for the benefit of no other Person; it being understood that (a) the indemnities of Seller contained in that certain Indemnification Agreement dated July 18, 2002 among Seller, Depositor and the Underwriters, subject to all limitations therein contained, shall also be for the benefit of the officers and directors of Depositor, the Underwriters and the Initial Purchaser and any person or persons who control Depositor, the Underwriters and the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, and (b) the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in Section 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder, provided that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership.

      Section 17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

      Section 18. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

      Section 19. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other parties may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

      Section 20. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

      Section 21. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

      (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

      (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

            (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and primary mortgage insurance policies identified on the Mortgage Loan Schedule, including all replacement Mortgage Loans, and all distributions with respect thereto payable after the Cut-off Date;

            (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

            (iii) all cash and non-cash proceeds of the collateral described in
      (i) and (ii) above payable after the Cut-off Date;

      (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

      (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law. The Seller at the direction of the Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

      Section 22. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

      Section 23. PNC Bank as a Party. PNC Bank is executing and delivering this Agreement and any additional certificates and documents in connection herewith solely in its capacity as the servicer of the Mortgage Loans identified on
Schedule II-B prior to the Closing and solely for the purpose of making the representations and warranties set forth in Section 6(b) (including Exhibit A, Schedule II-B and Schedule V-B), incurring the obligations set forth in Section 7 and agreeing to the matters related to such representations, warranties and obligations set forth in Sections 8, 14, 16 and Schedule I.

                                      * * *

      IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as the date first above written.


                                        COLUMN FINANCIAL, INC.,
                                        as Seller


                                        By: /s/ Jeffrey Altabef
                                            ------------------------------------
                                            Name:  Jeffrey A. Altabef
                                            Title: Vice President


                                        PNC BANK, NATIONAL ASSOCIATION
                                        (for the limited purposes set forth in
                                        Section 23)


                                        By: /s/ Harry Funk
                                            ------------------------------------
                                            Name:  Harry J. Funk
                                            Title: Senior Vice President


                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        SECURITIES CORP.,
                                        as Depositor


                                        By: /s/ Jeffrey Altabef
                                            ------------------------------------
                                            Name:  Jeffrey A. Altabef
                                            Title: Vice President

                                                                      SCHEDULE I

                          SCHEDULE OF TRANSACTION TERMS

      This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of July 1, 2002, among Column Financial, Inc. (the "Seller"), PNC Bank, National Association ("PNC Bank") and Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

      "Affiliate" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

      "Applicable Party" means:

            (a) with respect to any Mortgage Loan identified on the Mortgage Loan Schedule and (i) any of the representations and warranties made by the Seller with respect to such Mortgage Loan (subject to the exceptions thereto set forth in the applicable Exception Report) as provided in
      Section 6(a)(xii) or Section 6(a)(xiii) or pursuant to Section 4(b)(iii) and any Breach related thereto or (ii) any Mortgage Loan Document contained in (or required to be contained in) the related Mortgage File and any Defect related thereto, the Seller; and

            (b) with respect to any Mortgage Loan identified on Schedule II-B and any of the representation and warranties made by PNC Bank with respect to such Mortgage Loan (subject to the exceptions thereto set forth in the applicable Exception Report) as provided in Section 6(b)(xii) or Section 6(b)(xiii) or pursuant to Section 4(b)(iv) or any Breach related thereto, PNC Bank acting in its capacity as the servicer of such Mortgage Loan prior to the Closing.

      "Assignments" shall have the meaning given such term in Section 3 of this Agreement.

      "Borrower" means the borrower under a Mortgage Loan.

      "Breach" shall have the meaning given such term in Section 7 of this Agreement.

      "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated July 18, 2002, between Depositor and the Initial Purchaser.

      "Certificates" means each class of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2002-CP3.

      "Closing" shall have the meaning given that term in Section 2 of this Agreement.

      "Closing Date" means July 29, 2002.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Crossed Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

      "Cut-off Date" means, the applicable Due Date for each Mortgage Loan occurring in July 2002.

      "Defect" shall have the meaning given such term in Section 7 of this Agreement.

      "Environmental Report" means the environmental audit report with respect to each Mortgaged Property delivered to Seller in connection with the related Mortgage, if any.

      "Exception Report" means, as applicable, (a) the exceptions with respect to the representations and warranties made by the Seller as to the Mortgage Loans identified on Schedule II-A in Section 6(a)(xii) and under the written certificate described in Section 4(b)(iii), which exceptions are set forth in
Schedule V-A attached hereto and made a part hereof or (b) the exceptions with respect to the representations and warranties made by PNC Bank, acting in its capacity as the servicer of the Mortgage Loans identified on Schedule II-B prior to the Closing, as to such Mortgage Loans in Section 6(b)(xii) and under the written certificate described in Section 4(b)(iv), which exceptions are set forth in Schedule V-B attached hereto and made a part hereof.

      "Initial Purchaser" means Credit Suisse First Boston Corporation.

      "Initial Resolution Period" shall have the meaning given such term in
Section 7 of this Agreement.

      "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the Mortgage Loan Originator and the Borrower, pursuant to which such Mortgage Loan was made.

      "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to Section 3 (subject to the first proviso in Section 1).

      "Mortgage Group" shall have the meaning given such term in Section 7 of the Agreement.

      "Mortgage Loan Documents" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

      "Mortgage Loan Originator" means any institution which originated a Mortgage Loan for a related Borrower.

      "Mortgage Loan Purchase Price" means the amount described in Section 2 of the Agreement.

      "Mortgage Loan Schedule" shall have the meaning given such term in Recital II of this Agreement.

      "Mortgage Loans" means all of the mortgage loans to be sold to Depositor pursuant to this Agreement, specifically identified on either Schedule II-A or
Schedule II-B to this Agreement.

      "Offered Certificates" means the Class A-1, Class A-2, Class A-3, Class B, Class C and Class D Certificates.

      "Offering Circular" means the confidential offering circular dated July 18, 2002, describing certain classes of the Certificates.

      "PNC Loan Sale Agreement" means the Mortgage Loan Purchase Agreement dated as of June 28, 2002, between PNC Bank and the Seller whereby PNC Bank sold the Mortgage Loans identified on Schedule II-B to the Seller on that date.

      "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of July 1, 2002, among the Depositor, Midland Loan Services, Inc., as Master Servicer, Clarion Partners, LLC, as Special Servicer, the Trustee and ABN AMRO Bank N.V., as Fiscal Agent.

      "Primary Collateral" means with respect to any Crossed Loan, that portion of the Mortgaged Property designated as directly securing such Crossed Loan and excluding any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of the cross-collateralization provisions of such Crossed Loan.

      "Prospectus" means the Prospectus of the Depositor, dated May 2, 2002.

      "Prospectus Supplement" means the Prospectus Supplement, dated July 18, 2002, relating to the Offered Certificates.

      "Servicer File" means, collectively, all documents, records and copies pertaining to a Mortgage Loan which are required to be included in the related Servicer File pursuant to Section 3 (subject to the first proviso in Section 1).

      "Trustee" shall have the meaning given such term in Section 1 of this Agreement.

      "Underwriters" means Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated and PNC Capital Markets, Inc.

      "Underwriting Agreement" means the Underwriting Agreement, dated July 18, 2002, between Depositor and the Underwriters.

                                                                   SCHEDULE II-A

                     MORTGAGE LOAN SCHEDULE FOR COLUMN LOANS

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CP3



   #                 PROPERTY NAME                               ADDRESS                           CITY                COUNTY
-------------------------------------------------------------------------------------------------------------------------------
   1     Westfarms Mall                          500 Westfarms Mall                       Farmington              Hartford
   2     Northwoods Mall                         2150 Northwoods Boulevard                North Charleston        Charleston
   3     1201 North Market Street - Chase        1201 North Market Street                 Wilmington              New Castle
         Building
   4     Gannon West Pointe Apartments           2037 Chablis Drive                       Maryland Heights        St. Louis
   5     The Mall at Mill Creek                  1-201 Mill Creek Drive                   Secaucus                Hudson
   6     Riverview Commerce Center               495 and 515 Woburn Street                Billerica and Tewksbury Middlesex
   7     Porter Ranch Town Center                19759-19931 Rinaldi Street               Porter Ranch            Los Angeles
   8     Lincoln Towers Garage                   150, 165, 185, and 205 West End Avenue   New York                New York
   9     Roosevelt Square Shopping Center        4495 Roosevelt Boulevard                 Jacksonville            Duval
   12    Annex of Arlington                      1-115 West Rand Road                     Arlington Heights       Cook
   16    River Street Square                     149 Midway Boulevard                     Elyria                  Lorain
   21    One El Paseo Plaza                      74199 El Paseo & 74225 US Highway 111    Palm Desert             Riverside
   23    The Landing @ Arbor Place               The Landing Drive                        Douglasville            Douglas
   24    Westport Portfolio                      Various                                  Westport                Fairfield
  24A    191 Post Rd West                        191 Post Rd West                         Westport                Fairfield
  24B    301 Riverside Ave                       301 Riverside Ave                        Westport                Fairfield
   25    Sandia Ridge Apartments                 12021 Skyline Road NE                    Albuquerque             Bernalillo
   26    College Square Portfolio                Various                                  Cedar Falls             Black Hawk
  26A    College Square Apartments I & II        725 and 923 Maplewood Drive              Cedar Falls             Black Hawk
  26B    College Square Manor                    3112 Boulder Drive                       Cedar Falls             Black Hawk
   28    1200 East Anderson Lane                 1200 East Anderson Lane                  Austin                  Travis
   29    Canyon Crossing I                       2102 West Loop 289                       Lubbock                 Lubbock
   30    Sterling Point II                       6500 Dunlap                              Houston                 Harris
   31    Bentwood Apartments                     3201 W Loop 289                          Lubbock                 Lubbock
   34    Timmaron Ridge Apartments               9850 Whitehurst Drive                    Dallas                  Dallas
   36    Fredericksburg Apartments               10052 Wirt Plaza                         Omaha                   Douglas
   37    Saratoga Springs                        1830 12th Avenue SE                      Norman                  Oklahoma City
   38    Willowbrook Apartments                  1846 East Lindsey Avenue                 Norman                  Cleveland
   39    Winshire Square Apartments              1120 McGee Drive                         Norman                  Cleveland
   40    Hunters Run                             1301 East Gate Drive                     Norman                  Cleveland

                                                UNITS/ SQ. FT./
                      ZIP         MORTGAGE          ROOMS/
   #     STATE       CODE        LOAN SELLER         PADS
----------------------------------------------------------------
   1      CT         06032         Column             1,080,641
   2      SC         29406         Column               426,545
   3      DE         19801         Column               439,027

   4      MO         63146         Column                 1,083
   5      NJ         07094         Column               288,948
   6      MA         01876         Column               707,222
   7      CA         91326         Column               201,572
   8      NY         10023         Column                 1,339
   9      FL         32210         Column               291,729
   12     IL         60004         Column               197,328
   16     OH         44035         Column               266,803
   21     CA         92260         Column                64,022
   23     GA         31305         Column                85,336
   24     CT        Various        Column                47,972
  24A     CT         06880         Column                30,000
  24B     CT         06880         Column                17,972
   25     NM         87123         Column                   272
   26     IA        Various        Column                   296
  26A     IA         50613         Column                   216
  26B     IA         50613         Column                    80
   28     TX         78752         Column                79,104
   29     TX         79407         Column                   232
   30     TX         77074         Column                   257
   31     TX         79407         Column                   216
   34     TX         75243         Column                   196
   36     NE         68154         Column                   174
   37     OK         73071         Column                   108
   38     OK         73071         Column                    76
   39     OK         73069         Column                    62
   40     OK         73071         Column                    16

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CP3

                                             ORIG.        REM.
            ORIGINAL         CUT-OFF        AMORT.       AMORT.    REM. TERM TO   INTEREST    SERVICING AND  NET INTEREST
   #         BALANCE       BALANCE (1)       TERM         TERM     MATURITY (7)     RATE      TRUSTEE FEES       RATE
-------------------------------------------------------------------------------------------------------------------------
   1       $79,000,000     $79,000,000        360         360           120        5.882%        0.0525%        5.8292%
   2       $65,000,000     $65,000,000        300         300           120        6.510%        0.0525%        6.4575%
   3       $61,125,000     $61,079,180        360         359           119        7.450%        0.0525%        7.3975%
   4       $45,400,000     $45,277,992        360         356           116        7.330%        0.0925%        7.2375%
   5       $35,000,000     $34,948,681        360         358           118        6.950%        0.0525%        6.8975%
   6       $33,200,000     $33,176,473        360         359           119        7.730%        0.0525%        7.6775%
   7       $33,000,000     $32,958,849        360         358           118        7.600%        0.0525%        7.5475%
   8       $24,000,000     $23,940,527        360         356           56         7.650%        0.0525%        7.5975%
   9       $23,000,000     $23,000,000        336         336           118        6.970%        0.0525%        6.9175%
   12      $18,250,000     $18,215,885        360         357           117        7.850%        0.0525%        7.7975%
   16      $15,000,000     $14,969,608        360         357           117        7.510%        0.0525%        7.4575%
   21      $10,150,000     $10,137,473        360         358           118        7.640%        0.0525%        7.5875%
   23      $9,200,000       $9,200,000        300         300           120        6.510%        0.0525%        6.4575%
   24      $8,700,000       $8,680,625        360         357           117        7.100%        0.0525%        7.0475%
  24A
  24B
   25      $8,700,000       $8,675,011        360         356           116        7.060%        0.0525%        7.0075%
   26      $8,000,000       $7,977,133        360         356           56         7.080%        0.0525%        7.0275%
  26A
  26B
   28      $7,250,000       $7,240,701        360         358           118        7.490%        0.0525%        7.4375%
   29      $7,025,000       $6,997,981        360         355           115        7.390%        0.0525%        7.3375%
   30      $6,700,000       $6,681,128        360         356           116        7.140%        0.0525%        7.0875%
   31      $6,550,000       $6,524,808        360         355           115        7.390%        0.0525%        7.3375%
   34      $6,200,000       $6,182,149        360         356           116        7.050%        0.0525%        6.9975%
   36      $6,050,000       $6,037,713        360         357           117        7.500%        0.0525%        7.4475%
   37      $2,500,000       $2,492,234        300         297           117        7.720%        0.0525%        7.6675%
   38      $1,600,000       $1,595,030        300         297           117        7.720%        0.0525%        7.6675%
   39      $1,200,000       $1,196,272        300         297           117        7.720%        0.0525%        7.6675%
   40       $650,000         $647,981         300         297           117        7.720%        0.0525%        7.6675%

                INTEREST
              CALCULATION        MONTHLY          FIRST          MATURITY
   #       (30/360/ACTUAL/360)   PAYMENT      PAYMENT DATE         DATE
------------------------------------------------------------------------------
   1           Actual/360          $467,653         8/11/2002       7/11/2032
   2             30/360            $439,291         8/11/2002       7/11/2012
   3           Actual/360          $425,304         7/11/2002       6/11/2032
   4           Actual/360          $312,175         4/11/2002       3/11/2032
   5           Actual/360          $231,682         6/11/2002       5/11/2032
   6           Actual/360          $237,390         7/11/2002       6/11/2032
   7           Actual/360          $233,005         6/11/2002       5/11/2032
   8           Actual/360          $170,283         4/11/2002       3/11/2007
   9           Actual/360          $155,856         6/11/2002       5/11/2012
   12          Actual/360          $132,009         5/11/2002       4/11/2012
   16          Actual/360          $104,985         5/11/2002       4/11/2012
   21          Actual/360           $71,946         6/11/2002       5/11/2012
   23            30/360             $62,177         8/11/2002       7/11/2012
   24          Actual/360           $58,467         5/11/2002       4/11/2012
  24A
  24B
   25          Actual/360           $58,232         4/11/2002       3/11/2012
   26          Actual/360           $53,655         4/11/2002       3/11/2007
  26A
  26B
   28          Actual/360           $50,643         6/11/2002       5/11/2012
   29          Actual/360           $48,592         3/11/2002       2/11/2012
   30          Actual/360           $45,207         4/11/2002       3/11/2012
   31          Actual/360           $45,306         3/11/2002       2/11/2012
   34          Actual/360           $41,457         4/11/2002       3/11/2012
   36          Actual/360           $42,302         5/11/2002       4/11/2012
   37          Actual/360           $18,834         5/11/2002       4/11/2012
   38          Actual/360           $12,054         5/11/2002       4/11/2012
   39          Actual/360            $9,040         5/11/2002       4/11/2012
   40          Actual/360            $4,897         5/11/2002       4/11/2012

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CP3

                                           PREPAYMENT
                                  PROVISION AS OF ORIGINATION    DEFEASANCE     LETTER OF         LETTER OF CREDIT
                 ARD (8)                      (9)                   (10)          CREDIT            DESCRIPTION
----------------------------------------------------------------------------------------------------------------------
   1            7/11/2012                Lock/117_0%/3              Yes            N/A                  N/A
   2               N/A                   Lock/114_0%/6              Yes            N/A                  N/A
   3            6/11/2012                Lock/116_0%/4              Yes            N/A                  N/A
   4            3/11/2012                Lock/117_0%/3              Yes            N/A                  N/A
   5            5/11/2012                Lock/117_0%/3              Yes            N/A                  N/A
   6            6/11/2012                Lock/117_0%/3              Yes            N/A                  N/A
   7            5/11/2012                Lock/117_0%/3              Yes            N/A                  N/A
   8               N/A                    Lock/57_0%/3              Yes         $1,500,000    Release upon event of a
                                                                                              default by the property
                                                                                              manager to remit revenue
                                                                                                sharing to borrower
   9               N/A                   Lock/117_0%/3              Yes            N/A                  N/A
   12              N/A                   Lock/117_0%/3              Yes            N/A                  N/A
   16              N/A                   Lock/117_0%/3              Yes            N/A                  N/A
   21              N/A                   Lock/117_0%/3              Yes            N/A                  N/A
   23              N/A                   Lock/114_0%/6              Yes            N/A                  N/A
   24              N/A                   Lock/117_0%/3              Yes            N/A                  N/A
  24A
  24B
   25              N/A                   Lock/117_0%/3              Yes            N/A                  N/A
   26              N/A                    Lock/54_0%/6              Yes            N/A                  N/A
  26A
  26B
   28              N/A                   Lock/114_0%/6              Yes            N/A                  N/A
   29              N/A                   Lock/114_0%/6              Yes            N/A                  N/A
   30              N/A                   Lock/114_0%/6              Yes            N/A                  N/A
   31              N/A                   Lock/114_0%/6              Yes            N/A                  N/A
   34              N/A                   Lock/117_0%/3              Yes            N/A                  N/A
   36              N/A                   Lock/117_0%/3              Yes            N/A                  N/A
   37              N/A                   Lock/114_0%/6              Yes            N/A                  N/A
   38              N/A                   Lock/114_0%/6              Yes            N/A                  N/A
   39              N/A                   Lock/114_0%/6              Yes            N/A                  N/A
   40              N/A                   Lock/114_0%/6              Yes            N/A                  N/A

                                                EARTHQUAKE
                OWNERSHIP           LOAN        INSURANCE       ENVIRONMENTAL
                 INTEREST           TYPE        (Y,N,N/A)      INSURANCE (Y/N)
---------------------------------------------------------------------------------
   1               Fee              ARD            N/A                No
   2               Fee            Balloon          N/A                No
   3               Fee              ARD            N/A                No
   4               Fee              ARD            N/A                No
   5               Fee              ARD            N/A                No
   6               Fee              ARD            N/A                No
   7               Fee              ARD             No                No
   8               Fee            Balloon          N/A                No



   9               Fee            Balloon          N/A                No
   12              Fee            Balloon          N/A                No
   16              Fee            Balloon          N/A                No
   21              Fee            Balloon           No                No
   23              Fee            Balloon          N/A                No
   24              Fee            Balloon          N/A                No
  24A              Fee            Balloon          N/A                No
  24B              Fee            Balloon          N/A                No
   25              Fee            Balloon          N/A                No
   26              Fee            Balloon          N/A                No
  26A              Fee            Balloon          N/A                No
  26B              Fee            Balloon          N/A                No
   28              Fee            Balloon          N/A                No
   29              Fee            Balloon          N/A                No
   30              Fee            Balloon          N/A                No
   31              Fee            Balloon          N/A                No
   34              Fee            Balloon          N/A                No
   36              Fee            Balloon          N/A                No
   37              Fee            Balloon          N/A               Yes
   38              Fee            Balloon          N/A               Yes
   39              Fee            Balloon          N/A               Yes
   40              Fee            Balloon          N/A               Yes

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CP3



   #                 PROPERTY NAME                               ADDRESS                           CITY               COUNTY
------------------------------------------------------------------------------------------------------------------------------------
42       500 Post Road                           500 Post Road East                       Westport               Fairfield
43       Woods on the Fairway Apartments         8311 FM 1960 East                        Atascocita             Harris
44       276 Post Rd West                        276 Post Rd West                         Westport               Fairfield
45       EZ Storage - Laurel                     8401 Contee Road                         Laurel                 Prince George's
47       Oakwood Estates Apartments              900 21st Street East                     Palmetto               Manatee
48       Waterside Village                       3600 49th Avenue North                   St. Petersburg         Pinellas
50       Foxwood I & II Apartments               19920 Foxwood Forest                     Humble                 Harris
51       Towne Oaks Apartments                   6310 South Padre Island Drive            Corpus Christi         Nueces
52       EZ Storage - Catonsville                5525 Baltimore National Pike             Baltimore              Baltimore
54       Ludwell Apartments                      502 Rolfe Road                           Williamsburg           Richmond-Petersburg
56       Dove Park                               7501 Seville St                          Amarillo               Randall
59       Keokuk Apartments                       2001-2167 Keokuk  Street                 Iowa City              Johnson
60       The Arbors                              4035 Kessler Avenue                      Savannah               Chatham
61       Reliable Circle Industrial              1850-2255 Reliable Circle                Colorado Springs       El Paso
62       Aurora Commons                          300-360 Aurora Commons Circle            Aurora                 Portage
63       BI-LO Lexington                         135 Lowes Boulevard                      Lexington              Davidson
64       EZ Storage - Owings Mills               11333 Owings Mills Boulevard             Owings Mills           Baltimore
65       Williamsburg Apartments                 3400 Serenity Circle                     Lincoln                Lancaster
66       Texaco/Good Times                       120 Blue River Parkway                   Silverthorne           Summit
67       Woodside Place Apartments               3444 Tivoli Court                        Gahanna                Franklin
68       Irving Oaks Apartments                  1900 Rock Island Road                    Irving                 Dallas
69       Puma Building                           856 Market Street                        San Francisco          San Francisco
70       Watermark at Lake Highlands             9763 Audelia Road                        Dallas                 Dallas
71       Glen Oaks                               1007 E. Rundberg Lane                    Austin                 Travis
72       2855 Mangum                             2855 Mangum                              Houston                Harris
75       10101 Harwin                            10101 Harwin Drive                       Houston                Harris
76       6666 Harwin                             6666 Harwin Drive                        Houston                Harris
77       Takara South Apartments                 1919 West Main Street                    Houston                Harris
78       Crealde Executive Center                2431 Aloma Ave                           Winter Park            Orange
79       Oak Bluff Condominiums                  4545 Live Oak Street                     Dallas                 Dallas
80       Woodsmill Apartments                    748 A Jonestown Road                     Winston-Salem          Forsyth
82       Abbott Acres Apartments                 1505 Hobson Drive                        Rantoul                Champaign
84       Mission Trails Manufactured Housing     1515 Mission Road                        San Antonio            Bexar
         Community
85       Brentwood Apartments-FL                 2350 NE 173rd Street                     North Miami            Dade

                                                UNITS/ SQ. FT./
                      ZIP         MORTGAGE          ROOMS/
   #     STATE       CODE        LOAN SELLER         PADS
----------------------------------------------------------------
42        CT         06880         Column           35,442
43        TX         77346         Column              165
44        CT         06880         Column           32,565
45        MD         20708         Column           73,475
47        FL         34221         Column              120
48        FL         33714         Column              102
50        TX         77338         Column              184
51        TX         78412         Column              184
52        MD         21229         Column           73,075
54        VA         23185         Column              118
56        TX         79121         Column              160
59        IA         52240         Column              101
60        GA         31408         Column              108
61        CO         80906         Column           82,628
62        OH         44202         Column           74,687
63        NC         27292         Column           46,624
64        MD         21117         Column           71,185
65        NE         68516         Column              138
66        CO         80498         Column            4,900
67        OH         43230         Column              112
68        TX         75060         Column              113
69        CA         94102         Column           10,970
70        TX         75238         Column              114
71        TX         78753         Column              112
72        TX         77092         Column           72,142
75        TX         77036         Column           64,158
76        TX         77036         Column           75,141
77        TX         77098         Column               77
78        FL         32792         Column           33,934
79        TX         75204         Column               80
80        NC         27103         Column               88
82        IL         61866         Column              152
84        TX         78210         Column              196

85        FL         33160         Column               50

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CP3

                                             ORIG.        REM.
            ORIGINAL         CUT-OFF        AMORT.       AMORT.    REM. TERM TO   INTEREST    SERVICING AND  NET INTEREST
   #         BALANCE       BALANCE (1)       TERM         TERM     MATURITY (7)     RATE      TRUSTEE FEES       RATE
-------------------------------------------------------------------------------------------------------------------------
   42      $5,800,000       $5,787,083        360         357           117        7.100%        0.0525%        7.0475%
   43      $5,700,000       $5,688,151        360         357           117        7.400%        0.0525%        7.3475%
   44      $5,700,000       $5,687,306        360         357           117        7.100%        0.0525%        7.0475%
   45      $5,600,000       $5,583,408        300         297           117        7.980%        0.0825%        7.8975%
   47      $2,816,000       $2,812,183        360         358           118        7.270%        0.0525%        7.2175%
   48      $2,472,000       $2,468,649        360         358           118        7.270%        0.0525%        7.2175%
   50      $5,100,000       $5,089,521        360         357           117        7.450%        0.0525%        7.3975%
   51      $5,100,000       $5,089,200        360         357           117        7.320%        0.0525%        7.2675%
   52      $5,100,000       $5,084,889        300         297           117        7.980%        0.0825%        7.8975%
   54      $5,000,000       $4,988,763        360         357           117        7.060%        0.0525%        7.0075%
   56      $4,500,000       $4,486,980        360         356           56         7.030%        0.0525%        6.9775%
   59      $4,150,000       $4,140,374        360         357           117        6.920%        0.0525%        6.8675%
   60      $4,025,000       $4,019,254        360         358           118        7.060%        0.0525%        7.0075%
   61      $4,000,000       $3,994,986        360         358           118        7.580%        0.0525%        7.5275%
   62      $4,000,000       $3,989,622        360         356           116        7.470%        0.0525%        7.4175%
   63      $3,900,000       $3,884,480        312         308           116        7.260%        0.0525%        7.2075%
   64      $3,800,000       $3,788,741        300         297           117        7.980%        0.0825%        7.8975%
   65      $3,750,000       $3,742,384        360         357           117        7.500%        0.0525%        7.4475%
   66      $3,525,000       $3,518,645        360         357           117        8.000%        0.0525%        7.9475%
   67      $3,300,000       $3,300,000        360         360           117        7.070%        0.0525%        7.0175%
   68      $3,150,000       $3,137,619        360         355           115        7.280%        0.0525%        7.2275%
   69      $3,200,000       $3,110,786        192         182           110        7.250%        0.0525%        7.1975%
   70      $3,100,000       $3,091,311        360         356           56         7.160%        0.0525%        7.1075%
   71      $3,100,000       $3,090,680        300         297           117        7.900%        0.0525%        7.8475%
   72      $2,800,000       $2,796,372        360         358           118        7.450%        0.0525%        7.3975%
   75      $2,450,000       $2,446,826        360         358           118        7.450%        0.0525%        7.3975%
   76      $2,400,000       $2,396,890        360         358           118        7.450%        0.0525%        7.3975%
   77      $2,400,000       $2,393,757        360         356           116        7.460%        0.0525%        7.4075%
   78      $2,340,000       $2,330,863        360         354           114        7.960%        0.0525%        7.9075%
   79      $2,300,000       $2,294,374        360         356           116        7.700%        0.0525%        7.6475%
   80      $2,240,000       $2,234,805        360         357           117        6.920%        0.0525%        6.8675%
   82      $2,125,000       $2,121,018        360         357           117        7.840%        0.0525%        7.7875%
   84      $1,960,000       $1,954,824        360         356           116        7.400%        0.0525%        7.3475%
   85      $1,840,000       $1,836,527        360         357           117        7.810%        0.0525%        7.7575%

                INTEREST
              CALCULATION        MONTHLY          FIRST          MATURITY
   #       (30/360/ACTUAL/360)   PAYMENT      PAYMENT DATE         DATE
------------------------------------------------------------------------------
   42          Actual/360           $38,978         5/11/2002       4/11/2012
   43          Actual/360           $39,466         5/11/2002       4/11/2012
   44          Actual/360           $38,306         5/11/2002       4/11/2012
   45          Actual/360           $43,148          5/1/2002        4/1/2012
   47          Actual/360           $19,248         6/11/2002       5/11/2012
   48          Actual/360           $16,897         6/11/2002       5/11/2012
   50          Actual/360           $35,485         5/11/2002       4/11/2012
   51          Actual/360           $35,033         5/11/2002       4/11/2032
   52          Actual/360           $39,295          5/1/2002        4/1/2012
   54          Actual/360           $33,467         5/11/2002       4/11/2012
   56          Actual/360           $30,029         4/11/2002       3/11/2007
   59          Actual/360           $27,387         5/11/2002       4/11/2012
   60          Actual/360           $26,941         6/11/2002       5/11/2012
   61          Actual/360           $28,188         6/11/2002       5/11/2012
   62          Actual/360           $27,886         4/11/2002       3/11/2032
   63          Actual/360           $27,834         4/11/2002       3/11/2028
   64          Actual/360           $29,279          5/1/2002        4/1/2012
   65          Actual/360           $26,221         5/11/2002       4/11/2012
   66          Actual/360           $25,865         5/11/2002       4/11/2012
   67          Actual/360           $22,110         5/11/2002       4/11/2012
   68          Actual/360           $21,553         3/11/2002       2/11/2012
   69          Actual/360           $28,207        10/11/2001       9/11/2011
   70          Actual/360           $20,959         4/11/2002       3/11/2007
   71          Actual/360           $23,721         5/11/2002       4/11/2012
   72          Actual/360           $19,482         6/11/2002       5/11/2012
   75          Actual/360           $17,047         6/11/2002       5/11/2012
   76          Actual/360           $16,699         6/11/2002       5/11/2012
   77          Actual/360           $16,715         4/11/2002       3/11/2012
   78          Actual/360           $17,105         2/11/2002       1/11/2012
   79          Actual/360           $16,398         4/11/2002       3/11/2012
   80          Actual/360           $14,783         5/11/2002       4/11/2012
   82          Actual/360           $15,356         5/11/2002       4/11/2012
   84          Actual/360           $13,571         4/11/2002       3/11/2012
   85          Actual/360           $13,258         5/11/2002       4/11/2012

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CP3

                                           PREPAYMENT
                                  PROVISION AS OF ORIGINATION    DEFEASANCE     LETTER OF         LETTER OF CREDIT
                 ARD (8)                      (9)                   (10)          CREDIT            DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
   42               N/A                   Lock/117_0%/3             Yes            N/A                  N/A
   43               N/A                   Lock/117_0%/3             Yes            N/A                  N/A
   44               N/A                   Lock/117_0%/3             Yes            N/A                  N/A
   45               N/A                Lock/47_YM1/70_0%/3           No            N/A                  N/A
   47               N/A                   Lock/114_0%/6             Yes            N/A                  N/A
   48               N/A                   Lock/114_0%/6             Yes            N/A                  N/A
   50               N/A                   Lock/117_0%/3             Yes            N/A                  N/A
   51            4/11/2012                Lock/117_0%/3             Yes            N/A                  N/A
   52               N/A                Lock/47_YM1/70_0%/3           No            N/A                  N/A
   54               N/A                   Lock/114_0%/6             Yes          $51,250      Replacement Reserve LOC
                                                                                               for $29,500 and Tax &
                                                                                             Insurance Reserve LOC for
                                                                                                      $21,750
   56               N/A                   Lock/54_0%/6              Yes            N/A                  N/A
   59               N/A                   Lock/117_0%/3             Yes            N/A                  N/A
   60               N/A                   Lock/117_0%/3             Yes            N/A                  N/A
   61               N/A                   Lock/117_0%/3             Yes            N/A                  N/A
   62            3/11/2012                Lock/117_0%/3             Yes            N/A                  N/A
   63            3/11/2012                Lock/117_0%/3             Yes            N/A                  N/A
   64               N/A                Lock/47_YM1/70_0%/3           No            N/A                  N/A
   65               N/A                   Lock/117_0%/3             Yes            N/A                  N/A
   66               N/A                   Lock/117_0%/3             Yes          $25,000         To secure tax and
                                                                                              insurance direct payment
                                                                                                of tax and insurance
                                                                                             obligations of the tenants
   67               N/A                   Lock/117_0%/3             Yes            N/A                  N/A
   68               N/A                   Lock/117_0%/3             Yes            N/A                  N/A
   69               N/A                   Lock/117_0%/3             Yes            N/A                  N/A
   70               N/A                   Lock/54_0%/6              Yes            N/A                  N/A
   71               N/A                   Lock/114_0%/6             Yes            N/A                  N/A
   72               N/A                   Lock/117_0%/3             Yes            N/A                  N/A
   75               N/A                   Lock/117_0%/3             Yes            N/A                  N/A
   76               N/A                   Lock/117_0%/3             Yes            N/A                  N/A
   77               N/A                   Lock/114_0%/6             Yes            N/A                  N/A
   78               N/A                   Lock/114_0%/6             Yes            N/A                  N/A
   79               N/A                   Lock/114_0%/6             Yes            N/A                  N/A
   80               N/A                   Lock/117_0%/3             Yes            N/A                  N/A
   82               N/A                   Lock/114_0%/6             Yes            N/A                  N/A
   84               N/A                Lock/40_YM1/77_0%/3           No            N/A                  N/A
   85               N/A                   Lock/114_0%/6             Yes            N/A                  N/A

                                                 EARTHQUAKE
                 OWNERSHIP           LOAN        INSURANCE       ENVIRONMENTAL
                  INTEREST           TYPE        (Y,N,N/A)      INSURANCE (Y/N)
----------------------------------------------------------------------------------
   42               Fee            Balloon          N/A                No
   43               Fee            Balloon          N/A                No
   44               Fee            Balloon          N/A                No
   45               Fee            Balloon          N/A                No
   47               Fee            Balloon          N/A               Yes
   48               Fee            Balloon          N/A               Yes
   50               Fee            Balloon          N/A                No
   51               Fee              ARD            N/A                No
   52               Fee            Balloon          N/A                No
   54               Fee            Balloon          N/A                No



   56               Fee            Balloon          N/A                No
   59               Fee            Balloon          N/A                No
   60               Fee            Balloon          N/A                No
   61               Fee            Balloon          N/A                No
   62               Fee              ARD            N/A                No
   63               Fee              ARD            N/A                No
   64               Fee            Balloon          N/A                No
   65               Fee            Balloon          N/A                No
   66               Fee            Balloon          N/A               Yes



   67               Fee            Balloon          N/A                No
   68               Fee            Balloon          N/A                No
   69               Fee            Balloon           No                No
   70               Fee            Balloon          N/A                No
   71               Fee            Balloon          N/A               Yes
   72               Fee            Balloon          N/A                No
   75               Fee            Balloon          N/A                No
   76               Fee            Balloon          N/A                No
   77               Fee            Balloon          N/A               Yes
   78               Fee            Balloon          N/A               Yes
   79               Fee            Balloon          N/A               Yes
   80               Fee            Balloon          N/A                No
   82               Fee            Balloon          N/A               Yes
   84               Fee            Balloon          N/A               Yes
   85               Fee            Balloon          N/A               Yes

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CP3



   #                 PROPERTY NAME                               ADDRESS                           CITY                COUNTY
-----------------------------------------------------------------------------------------------------------------------------
   86    415-17 S. 10th Street/1634-38 Lombard   415-17 S. 10th Street/1634-38 Lombard    Philadelphia            Montgomery
         Street                                  Street
   88    Shattalon Oaks Mobile Home Park         North Side of Shattalon Drive            Winston-Salem           Forsyth
   89    Little Boys Way Apartments              209 Cuthbert Street                      Philadelphia            Montgomery
   91    Sagebrush Apartments                    2604 Manor Road                          Austin                  Travis
   92    McCoy's / Desert Estates MHP            7293 & 7302 West Peoria Avenue           Peoria                  Maricopa
   93    Nicole Gardens                          1025 West Blancke Street                 Linden                  Union
   94    Rincon Business Park                    529-539 Rincon Street                    Corona                  Riverside
   95    Norton Apartments                       1450 S. Greenwood Avenue                 Clearwater              Pinellas
   96    2251 E. Division St. Warehouse          2251 East Division Street                Arlington               Tarrant
   98    Executive Quarters at Delray            1030 - 1060 S. Federal Hwy               Delray Beach            Palm Beach
   99    1912 Spruce Street                      1912 Spruce Street                       Philadelphia            Montgomery
  100    Austin Lake Apartments                  549 5th Street Lane                      Barberton               Summit
  102    Manchester Leeds Office                 2717 W. Cypress Creek Road               Fort Lauderdale         Broward
  103    Santa Monica Apts                       838 15th Street                          Santa Monica            Los Angeles
  104    Marlborough House & Christiana House    1533 North Colonial Terrace and 1505     Arlington               Arlington
                                                 North Key Boulevard
  105    Pecan Grove Mobile Manor MHP            Hwy 341 M                                Perry                   Houston

                                                UNITS/ SQ. FT./
                      ZIP         MORTGAGE          ROOMS/
   #     STATE       CODE        LOAN SELLER         PADS
----------------------------------------------------------------
   86     PA         19146         Column               20

   88     NC         27106         Column              144
   89     PA         19106         Column               29
   91     TX         78722         Column               60
   92     AZ         85345         Column               80
   93     NJ         07036         Column               21
   94     CA         92880         Column           41,260
   95     FL         33756         Column               48
   96     TX         76011         Column           60,500
   98     FL         33483         Column           20,170
   99     PA         19103         Column                7
  100     OH         44203         Column              128
  102     FL         33309         Column           11,943
  103     CA         90403         Column                6
  104     VA         22209         Column                7

  105     GA         31069         Column               82

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CP3

                                             ORIG.        REM.
            ORIGINAL         CUT-OFF        AMORT.       AMORT.    REM. TERM TO   INTEREST    SERVICING AND  NET INTEREST
   #         BALANCE       BALANCE (1)       TERM         TERM     MATURITY (7)     RATE      TRUSTEE FEES       RATE
-------------------------------------------------------------------------------------------------------------------------
   86      $1,830,000       $1,827,653        360         358           118        7.490%        0.0525%        7.4375%
   88      $1,800,000       $1,794,479        300         297           117        7.790%        0.0525%        7.7375%
   89      $1,780,000       $1,773,221        360         355           115        7.440%        0.0525%        7.3875%
   91      $1,600,000       $1,593,697        360         354           54         7.920%        0.0525%        7.8675%
   92      $1,500,000       $1,492,991        360         353           113        7.680%        0.0525%        7.6275%
   93      $1,485,000       $1,481,461        360         356           116        7.800%        0.0525%        7.7475%
   94      $1,450,000       $1,447,315        360         357           117        7.890%        0.0525%        7.8375%
   95      $1,440,000       $1,438,048        360         358           118        7.270%        0.0525%        7.2175%
   96      $1,400,000       $1,398,474        360         358           118        8.110%        0.0525%        8.0575%
   98      $1,275,000       $1,272,411        300         298           118        7.620%        0.0525%        7.5675%
   99      $1,180,000       $1,178,487        360         358           118        7.490%        0.0525%        7.4375%
  100      $1,080,000       $1,074,552        240         237           117        7.790%        0.0525%        7.7375%
  102      $1,000,000        $996,261         300         296           116        8.080%        0.0525%        8.0275%
  103       $900,000         $899,295         360         359           119        7.230%        0.0525%        7.1775%
  104       $850,000         $848,221         360         357           117        7.370%        0.0525%        7.3175%
  105       $720,000         $716,947         264         261           117        7.600%        0.0525%        7.5475%

                INTEREST
              CALCULATION        MONTHLY          FIRST          MATURITY
   #       (30/360/ACTUAL/360)   PAYMENT      PAYMENT DATE         DATE
------------------------------------------------------------------------------
   86          Actual/360           $12,783         6/11/2002       5/11/2012
   88          Actual/360           $13,643         5/11/2002       4/11/2012
   89          Actual/360           $12,373         3/11/2002       2/11/2012
   91          Actual/360           $11,651         2/11/2002       1/11/2007
   92          Actual/360           $10,674         1/11/2002      12/11/2011
   93          Actual/360           $10,690         4/11/2002       3/11/2012
   94          Actual/360           $10,529         5/11/2002       4/11/2012
   95          Actual/360            $9,843         6/11/2002       5/11/2012
   96          Actual/360           $10,380         6/11/2002       5/11/2012
   98          Actual/360            $9,522         6/11/2002       5/11/2012
   99          Actual/360            $8,243         6/11/2002       5/11/2012
  100          Actual/360            $8,893         5/11/2002       4/11/2012
  102          Actual/360            $7,771         4/11/2002       3/11/2012
  103          Actual/360            $6,127         7/11/2002       6/11/2012
  104          Actual/360            $5,868         5/11/2002       4/11/2012
  105          Actual/360            $5,622         5/11/2002       4/11/2012

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CP3

                                           PREPAYMENT
                                  PROVISION AS OF ORIGINATION    DEFEASANCE     LETTER OF         LETTER OF CREDIT
                 ARD (8)                      (9)                   (10)          CREDIT            DESCRIPTION
----------------------------------------------------------------------------------------------------------------------
   86              N/A                   Lock/114_0%/6              Yes            N/A                  N/A
   88              N/A                   Lock/114_0%/6              Yes            N/A                  N/A
   89              N/A                   Lock/114_0%/6              Yes            N/A                  N/A
   91              N/A                    Lock/54_0%/6              Yes            N/A                  N/A
   92              N/A                   Lock/117_0%/3              Yes            N/A                  N/A
   93              N/A                   Lock/114_0%/6              Yes            N/A                  N/A
   94              N/A                   Lock/117_0%/3              Yes            N/A                  N/A
   95              N/A                   Lock/114_0%/6              Yes            N/A                  N/A
   96              N/A                   Lock/117_0%/3              Yes            N/A                  N/A
   98              N/A                   Lock/114_0%/6              Yes          $50,000      Released upon achieving
                                                                                               (1) an average DSCR of
                                                                                             1.32 and (2) an occupancy
                                                                                              of 92% or greater during
                                                                                               2 consecutive 12-month
                                                                                                      periods
   99              N/A                   Lock/114_0%/6              Yes            N/A                  N/A
  100              N/A                   Lock/114_0%/6              Yes            N/A                  N/A
  102              N/A                   Lock/114_0%/6              Yes            N/A                  N/A
  103              N/A                   Lock/114_0%/6              Yes            N/A                  N/A
  104              N/A                   Lock/114_0%/6              Yes            N/A                  N/A
  105              N/A                   Lock/114_0%/6              Yes            N/A                  N/A

                                                 EARTHQUAKE
                 OWNERSHIP           LOAN        INSURANCE       ENVIRONMENTAL
                  INTEREST           TYPE        (Y,N,N/A)      INSURANCE (Y/N)
----------------------------------------------------------------------------------
   86               Fee             Balloon          N/A              Yes
   88               Fee             Balloon          N/A              Yes
   89               Fee             Balloon          N/A              Yes
   91               Fee             Balloon          N/A              Yes
   92               Fee             Balloon          N/A               No
   93               Fee             Balloon          N/A              Yes
   94               Fee             Balloon           No               No
   95               Fee             Balloon          N/A              Yes
   96               Fee             Balloon          N/A               No
   98               Fee             Balloon          N/A              Yes





   99               Fee             Balloon          N/A              Yes
  100               Fee             Balloon          N/A              Yes
  102               Fee             Balloon          N/A              Yes
  103               Fee             Balloon          Yes              Yes
  104               Fee             Balloon          N/A              Yes
  105               Fee             Balloon          N/A              Yes

(A) The Underlying Mortgage Loans secured by Saratoga Springs, Willowbrook Apartments, Winshire Square Apartments, and Hunters Run are cross-collateralized and cross-defaulted.

(B) The Underlying Mortgage Loans secured by Oakwood Estates Apartments and Waterside Village are cross collateralized and cross-defaulted.

(1)   Assumes a Cut-off Date in July 2002.

(2)   Does not include the parking garage property.

(3) In the case of cross-collateralized and cross-defaulted Underlying Mortgage Loans, the combined LTV is presented for each and every related Underlying Mortgage Loan.

(4) At maturity with respect to Balloon Loans or at the ARD in the case of ARD Loans. There can be no assurance that the value of any particular Mortgaged Property will not have declined from the original appraisal value.

(5) Underwritten NCF reflects the Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and U/W FF&E.

(6) U/W DSCR is based on the amount of the monthly payments presented. In the case of cross-collateralized and cross-defaulted Underlying Mortgage Loans the combined U/W DSCR is presented for each and every related Underlying Mortgage Loan.

(7) In the case of the ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purposes of the indicated column.

(8)   Anticipated Repayment Date.

(9)   Prepayment Provision as of Origination:

      Lock/(x) = Lockout or Defeasance for (x) payments
      YMA/(y)  = Greater of Yield Maintenance Premium and A% Prepayment
                 for (y) payments
      0%/(x)   = Prepayable at par for (x) payments

(10)  "Yes" means that defeasance is permitted notwithstanding the Lockout
      Period.

                                                                 SCHEDULE II-B

                    MORTGAGE LOAN SCHEDULE FOR PNC BANK LOANS

ASTERN      Property Name                          Address                    City        State     Zip Code
------      -------------                          -------                    ----        -----     --------
940926968   North Coast Health Center              477 North El Camino Real   Encinitas   CA           92024
940927341   Diversified Carlsbad                   1890 Rutherford Road       Carlsbad    CA           92008
940928531   5440 Corporate Drive Office Building   5440 Corporate Drive       Troy        MI           48098
940928975   University Center East                 9381 JUDICIAL DR.          San Diego   CA           92121
940929001   Colonial Village                       8990 North Davis Highway   Pensacola   FL           32514
940929002   Colonial Grand @ Palma Sola            3900 75TH Street West      Bradenton   FL           34209
940929470   Metaldyne                              Various                    Various     Various    Various

Rate    Net Mortgage Rate    Original Balance   Cutoff Balance   New Rem Term   Maturity Date   ARD   Original Amort Term
----    -----------------    ----------------   --------------   ------------   -------------   ---   -------------------
7.16%              7.0475%   $  18,000,000.00   $17,974,926.37            118   5/1/2012        N/A   360
7.50%              7.3775%   $  11,500,000.00   $11,500,000.00            120   7/1/2012        N/A   360
7.04%              6.9475%   $  13,000,000.00   $12,970,652.10            117   4/1/2012        N/A   360
7.71%              7.5875%   $  19,300,000.00   $19,300,000.00            120   7/1/2012        N/A   360
7.03%              6.9275%   $   9,550,000.00   $ 9,550,000.00            118   5/1/2012        N/A   360
7.03%              6.9275%   $  15,950,000.00   $15,950,000.00            117   4/1/2012        N/A   360
7.57%              7.4675%   $  18,000,000.00   $18,000,000.00            120   7/1/2012        N/A   360

New Remaining Amort   Monthly Payment   Units/SF   Interest Calculation   Primary Servicing Fee    Master Servicing Fee
-------------------   ---------------   --------   --------------------   ---------------------    --------------------
358                   $    121,694.85      93271   Actual/360                           0.0900%                 0.0200%
360                   $     80,409.67     112585   Actual/360                           0.1000%                 0.0200%
357                   $     86,838.84      91917   Actual/360                           0.0700%                 0.0200%
360                   $    137,734.47      97754   Actual/360                           0.1000%                 0.0200%
360                   $     63,728.92        176   Actual/360                           0.0800%                 0.0200%
360                   $    106,437.30        340   Actual/360                           0.0800%                 0.0200%
360                   $    126,722.52    554,406   Actual/360                           0.0800%                 0.0200%

Trustee Fee    Due Date   ARD   Lockout/Defeasance   EQ Insurance   Environmental Insurance   Ground Lease   Letter of Credit
-----------    --------   ---   ------------------   ------------   -----------------------   ------------   ----------------
0.0025%               1   No    Lock/116_0%/4        No             No                        No             No
0.0025%               1   No    Lock/116_0%/4        No             No                        No             Yes
0.0025%               1   No    Lock/116_0%/4        No             No                        No             No
0.0025%               1   No    Lock/113_0%/7        No             No                        No             No
0.0025%               1   No    Lock/116_0%/4        No             No                        No             No
0.0025%               1   No    Lock/116_0%/4        No             No                        No             No
0.0025%               1   No    Lock/116_0%/4        No             No                        No             Yes

                                                                    SCHEDULE III

                   MORTGAGE LOANS CONSTITUTING MORTGAGE GROUPS

1.    SSC Portfolio (loan number __________)

2. Hawthorne Apartments (loan number __________) and Pinecrest Apartments (loan number __________)

                                                                     SCHEDULE IV

                         MORTGAGE LOANS WITH LOST NOTES

                                      None

                                                                    SCHEDULE V-A

                             EXCEPTIONS TO SELLER'S
                         REPRESENTATIONS AND WARRANTIES

      Reference is made to the Representations and Warranties contained in Exhibit A corresponding to the roman numerals listed below:

Rep (xxviii)

Ludwell Apartments: With respect to the requirement that the borrower pay all expenses and costs in connection with obtaining the consent of the lender in connection with a transfer, legal fees and expenses for any such consent is capped at $5,000.

Rep (xxxviii):

Gannon West Pointe Apartments: Up to $5,200,000 of future mezzanine financing is allowed in the future from a Qualified Institutional Lender provided certain conditions are met.

                                                                    SCHEDULE V-B

                            EXCEPTIONS TO PNC BANK'S
                         REPRESENTATIONS AND WARRANTIES

      Reference is made to the Representations and Warranties contained in Exhibit A corresponding to the roman numerals listed below:

Exceptions to Paragraph (ix)

940926968 NORTH COAST HEALTH CENTER. On June 27, 2002, the holder of this Mortgage Loan delivered a letter to the Borrower (a) stipulating that any loan document provisions requiring that any documentation, evidence or other items to be provided by the Borrower in connection with an anticipated release of a portion of the related Mortgaged Property be satisfactory or acceptable to Lender would be acceptable so long as such documentation, evidence or other items would be satisfactory or acceptable to a prudent commercial lender experienced in servicing mortgage loans similar to this Mortgage Loan; and (b) waiving the right to require the Borrower to satisfy any additional conditions for such release required by the holder not specified in such loan documents.

Exceptions to Paragraph (xxiii)

940929470 METALDYNE PORTFOLIO. There are no insurance policies in place with respect to acts of terrorism or damage related thereto.

Exceptions to Paragraph (xxviii)

None of the Mortgage Loans identified on Schedule II-B provides for acceleration of indebtedness if, without the consent of the holder of the related Mortgage Loan, a majority interest in the related Borrower is transferred by virtue of an involuntary change in ownership resulting from a death or physical or mental disability or requires the related Borrower to pay the holder's fees and costs associated therewith.

Exceptions to Paragraph (xxxviii)

None of the Mortgage Loans identified on Schedule II-B prohibits the related borrower from mortgaging or otherwise encumbering any controlling equity interest in the borrower.

                                                                       EXHIBIT A

                         REPRESENTATIONS AND WARRANTIES
                          REGARDING THE MORTGAGE LOANS

            For purposes of these representations and warranties, the phrase "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case without having conducted any independent inquiry or due diligence with respect to such matters and without any actual or implied obligation to make such inquiry or perform such due diligence, other than making such inquiry or performing such due diligence as would be customarily performed by prudent commercial or multifamily mortgage lenders or servicers (as the case may be) with respect to similar mortgage loans or mortgaged properties. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking of such action by, either the Seller or any servicer acting on its behalf.

            The Seller hereby represents and warrants, subject to the exceptions set forth in the applicable Exception Report, with respect to the Mortgage Loans that as of the date hereinbelow specified or, if no such date is specified, as of the date of this Agreement:

                  (i) Immediately prior to the sale, transfer and assignment to the Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to the Seller), participation or pledge, and the Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

                  (ii) Each Mortgage Loan was either:

                        (A) originated by a savings and loan association,
                  savings bank, commercial bank, credit union, or insurance company, which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (any of the foregoing, including the Seller, a "Qualified Originator"); or

                        (B) if originated by a person which is not a Qualified
                  Originator (any such person, a "Non-Qualified Originator"), then:

                              (1) such Mortgage Loan was underwritten in
                        accordance with standards established by a Qualified Originator, using application forms and related credit documents approved by the Qualified Originator;

                              (2) the Qualified Originator approved each
                        application and related credit documents before a commitment by the Non-Qualified Originator was issued, and no such commitment was issued until the Qualified Originator agreed to fund such Mortgage Loan;

                              (3) the Mortgage Loan was originated by the
                        Non-Qualified Originator pursuant to an ongoing, standing relationship with the Qualified Originator; and

                              (4) the closing documents for the Mortgage Loan
                        were prepared on forms approved by the Qualified Originator, and, pursuant to the Non-Qualified Originator's ongoing, standing relationship with the Qualified Originator, either:

                                    (a) such closing documents reflect the
                              Qualified Originator as the original mortgagee, and such Mortgage Loan was actually funded by the Qualified Originator at the closing thereof;

                                    (b) such closing documents reflect the
                              Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Non-Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator; or

                                    (c) such closing documents reflect the
                              Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator.

                              (iii) The Seller has full right and authority to
                        sell, assign and transfer such Mortgage Loan and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

                              (iv) The Seller is transferring such Mortgage Loan
                        free and clear of any and all liens, pledges, charges or any other interests or security interests of any nature encumbering such Mortgage Loan, except for interests in servicing rights created or granted under the Pooling and Servicing Agreement, subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection herewith;

                              (v) To Seller's knowledge, based on the related
                        borrower's representations and covenants in the related mortgage loan documents and such other due diligence as a reasonably prudent commercial mortgage lender would deem appropriate, the borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date and to Seller's actual knowledge, such licenses, permits and authorizations are still valid and in full force and effect;

                              (vi) Each related Note, Mortgage, assignment of
                        leases (if any) and other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of the related borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no right of offset, rescission, abatement or diminution or valid defense or counterclaim available to the related borrower with respect to such Note, Mortgage, Assignment of Leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                              (vii) The Mortgage File contains an Assignment of
                        Leases, either as a separate instrument or incorporated into the related Mortgage. Each related Assignment of Leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to a license granted to the related borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

                              (viii) Each related assignment of Mortgage from
                        the Seller to the Depositor and related assignment of the Assignment of Leases, if the Assignment of Leases is a separate document from the Mortgage, is in recordable form, and such assignments and any assignment of any other agreement executed by or for the benefit of the related borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from the Seller to the Depositor constitutes the legal, valid and binding assignment from the Seller to the Depositor, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                              (ix) Since origination (a) except as set forth in
                        the related Mortgage File, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded in whole or in part and (b) each related Mortgaged Property has not been released, in whole or in part, from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage and since May 10, 2002, no waiver, consent, modification, assumption, alteration, satisfaction, cancellation, subordination or rescission which changes the terms of, or the security for, the Mortgage Loan in any material respect has occurred or been given;

                              (x) Each related Mortgage is a valid and
                        enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described below). A UCC financing statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property as currently operated; and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property, any personal property leases applicable to such personal property and any other security interest in such personal property which do not, individually or in the aggregate, materially interfere with the security intended to be provided for such Mortgage Loan. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on the property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). In the case of any Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first priority security interest in the related operating revenues with respect to such Mortgaged Property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection;

                              (xi) The Seller has not taken any action that
                        would cause the representations and warranties made by the related borrower in the related Mortgage Loan Documents not to be true;

                              (xii) The Seller has no knowledge that the
                        material representations and warranties made by the related borrower in the related Mortgage Loan Documents are not true in any material respect;

                              (xiii) The lien of each related Mortgage is a
                        first priority lien on the fee or leasehold interest of the related borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment in either case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter), or its equivalent as adopted in the applicable jurisdiction, insuring the lender and its successors and assigns (as sole insured) as to such lien, subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property and (c) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property (items
                        (a), (b) and (c) collectively, "Permitted Encumbrances") and with respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage
                        Loan) to the Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement; no claims have been made under such policy and the Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

                              (xiv) The proceeds of such Mortgage Loan have been
                        fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related Mortgage File;

                              (xv) Except as set forth in a property inspection
                        report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by the Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted). If any of the inspection or engineering reports referred to above in this Paragraph (xv) revealed any immediate repair items, then one of the following is true: (a) the repairs and/or maintenance necessary to correct such condition have been completed in all material respects; (b) an escrow of funds is required or a letter of credit was obtained in an amount reasonably estimated to be sufficient to complete the repairs and/or maintenance necessary to correct such condition; or (c) the reasonable estimation at the time of origination of the Mortgage Loan of the cost to complete the repairs and/or maintenance necessary to correct such condition represented no more than the greater of (i) $50,000 and
                        (ii) 2% of the value of the related Mortgaged Property as reflected in an appraisal conducted in connection with the origination of the subject Mortgage Loan; as of the closing date for each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

                              (xvi) The Seller has inspected or caused to be
                        inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

                              (xvii) No Mortgage Loan has a shared appreciation
                        feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the Anticipated Repayment Date;

                              (xviii) Each Mortgage Loan is a whole loan and
                        neither the Mortgage Loan nor the related Mortgage Loan Documents create or grant an equity participation to the lender or any other party;

                              (xix) The Mortgage Rate (exclusive of any default
                        interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

                              (xx) Neither the Seller nor to the Seller's
                        knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan and the origination, servicing and collection of each Mortgage Loan is in all respects legal, proper and prudent in accordance with customary commercial mortgage lending standards, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement or any permitted subservicing agreements;

                              (xxi) All taxes and governmental assessments that
                        became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments;

                              (xxii) All escrow deposits and payments required
                        pursuant to each Mortgage Loan are in the possession, or under the control, of Column Financial, Inc. or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith. All such escrows and deposits are being conveyed by Column Financial, Inc. to the Depositor and identified as such with appropriate detail. With respect to any disbursements made from such escrows, any requirements for the disbursement of any such escrows have been complied with in all material respects;

                              (xxiii) Each related Mortgaged Property is insured
                        by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all Mortgaged Properties in California or in a seismic zone 4 or 5 have had a seismic assessment done and earthquake insurance was obtained to the extent any such Mortgaged Property has a probable maximum loss in the event of an earthquake of greater than twenty percent (20%) of the replacement value of the related improvements; if the Mortgaged Property for any Mortgage Loan is located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas, then, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on the related Mortgaged Property; the Mortgaged Properties securing all of the Mortgage Loans having a Stated Principal Balance in excess of $3,000,000 have, as of the date hereof, insurance policies in place with respect to acts of terrorism or damage related thereto (excluding acts involving nuclear, biological or chemical terrorism), except any such Mortgage Loans that are listed on the applicable Exception Report. All premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies or the related insurance certificates require prior notice to the insured of reduction in coverage, termination or cancellation, and no such notice has been received by the Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related borrower to maintain all such insurance and, at such borrower's failure to do so, authorizes the lender to maintain such insurance at the borrower's cost and expense and to seek reimbursement therefor from such borrower;

                              (xxiv) There is no monetary default, breach,
                        violation or event of acceleration existing under the related Mortgage Loan. To the Seller's knowledge, there is no (a) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (b) event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (a) or
                        (b) would materially and adversely affect the use or value of the Mortgage Loan or the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by the Seller in any of paragraphs (xiii), (xxi), (xxv), (xxvii),
                        (xxix), and (xxxi) of this Exhibit A-1;

                              (xxv) No Mortgage Loan has been more than 30 days
                        delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

                              (xxvi) (a) Each related Mortgage contains
                        provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (b) there is no exemption available to the borrower which would interfere with such right to foreclose, except, in the case of either (a) or (b), as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

                              (xxvii) At origination, each borrower represented
                        and warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related borrower agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the borrower in connection with such Mortgage Loan. A Phase I environmental report and with respect to certain Mortgage Loans, a Phase II environmental report was conducted by a reputable independent environmental consulting firm in connection with such Mortgage Loan, which report did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, then at least one of the following statements is true: (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed by the related borrower and held by the related mortgagee; (B) if the environmental report recommended an operations and maintenance plan, but not any material expenditure of funds, an operations and maintenance plan has been required to be obtained by the related borrower; (C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party unrelated to the borrower with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a part of the related Mortgage File. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $3,000,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's secured creditor impairment environmental insurance policy was obtained with respect to each such Mortgage Loan. Each of such secured creditor impairment environmental insurance policies is a part of the related Mortgage File. Each of such environmental insurance policies is in full force and effect, is in an amount not less than the 100% of the balance of the related Mortgage Loan, has a term extending not less than 5 years after the maturity date of the related Mortgage Loan, the premiums for such policies have been paid in full and the Trustee is named as an insured under each of such policies, the Seller has delivered to the insurer all environmental reports in its possession. To the Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and the Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

                              (xxviii) (1) Each Mortgage Loan contains
                        provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related borrower to persons already holding interests in the borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders) or any transfers in connection with the death or disability of owners of the borrower, each Mortgage Loan also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage, (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent) a majority interest in the related borrower is directly or indirectly transferred or sold;

                              (xxix) All improvements included in the related
                        appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which the Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage, the current use of the Mortgaged Property, or the related borrower's operations at the Mortgaged Property;

                              (xxx) The information pertaining to the Mortgage
                        Loans which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Mortgage Loan Purchase Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-Off
                        Date);

                              (xxxi) If any Mortgage Loan is secured by the
                        leasehold estate of the related borrower, the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property;

                              (xxxii) With respect to any Mortgage Loan where
                        all or a material portion of the estate of the related borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (a) such lien on the related fee interest is evidenced by the related Mortgage, (b) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest,
                        (c) upon the occurrence of a default under the terms of such Mortgage by the related borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the lender would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (d) the related lessor has agreed in a writing included in the related Mortgage File that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (e) the related ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

                              (xxxiii) With respect to Mortgage Loans that are
                        cross-collateralized or cross-defaulted, all other loans that are cross-collateralized by or cross-defaulted with such Mortgage Loans are being transferred to the Depositor;

                              (xxxiv) Neither Seller nor any affiliate thereof
                        has any obligation to make any capital contribution to any borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

                              (xxxv) (1) The Mortgage Loan is directly secured
                        by a Mortgage on a commercial property or multifamily residential property, and (2) the fair market value of such real property, as evidenced by an appraisal satisfying the requirements of FIRREA conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (a) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (b) at the date hereof; provided that the fair market value of the real property must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (a) and (b) shall be made on an aggregated basis);

                              (xxxvi) There are no subordinate mortgages
                        encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the lender or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement, this Exhibit A or in the Exception Report to this Mortgage Loan Purchase Agreement;

                              (xxxvii) The Mortgage Loan Documents executed in
                        connection with each Mortgage Loan having an original principal balance in excess of $5,000,000 require that the related borrower be a single-purpose entity (for this purpose, "single-purpose entity" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan). To the Seller's actual knowledge, each borrower has fully complied with the requirements of the related Mortgage Note and Mortgage and borrower's organizational documents regarding Single-Purpose Entity status;

                              (xxxviii) Each Mortgage Loan prohibits the related
                        borrower from mortgaging or otherwise encumbering the Mortgaged Property, or any controlling equity interest in the borrower, without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified in the Note or Mortgage which would be acceptable to a reasonably prudent commercial mortgage lender, and, except in connection with trade debt and equipment financings in the ordinary course of borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loans or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

                              (xxxix) Each borrower covenants in the Mortgage
                        Loan documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

                              (xl) Each Mortgaged Property (a) is located on or
                        adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (c) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in
                        (a), (b) or (c) under the related title insurance policy (or the binding commitment therefor);

                              (xli) Based solely on a flood zone certification
                        or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the borrower to maintain flood insurance, or at such borrower's failure to do so, authorizes the Lender to maintain such insurance at the cost and expense of the borrower and such insurance is in full force and effect in an amount not less than the lesser of (1) the replacement cost of the material improvements on such Mortgaged Property, (2) the balance of the Mortgage Loan and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program;

                              (xlii) With respect to each Mortgage which is a
                        deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in connection with a trustee's sale after a default by the related borrower, no fees are payable to such trustee, and such fees payable are payable by the borrower;

                              (xliii) RESERVED;

                              (xliv) Except as disclosed in the Exception Report
                        to this Mortgage Loan Purchase Agreement, to the knowledge of the Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such borrower's ability to perform under the related Mortgage Loan;

                              (xlv) No advance of funds has been made by the
                        Seller to the related borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to the Seller's knowledge, been received from any person other than, or on behalf of, the related borrower, for, or on account of, payments due on the Mortgage Loan;

                              (xlvi) To the extent required under applicable
                        law, as of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

                              (xlvii) All collateral for the Mortgage Loans is
                        being transferred as part of the Mortgage Loans;

                              (xlviii) Except as disclosed in the Exception
                        Report to this Mortgage Loan Purchase Agreement or the Prospectus Supplement with respect to the Crossed Loans and Multiple Property Loans, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full or defeasance of the related Mortgage Loan, (b) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, which in all events include payment of a release price at least 125% of the appraised value of the property to be released or of the allocated loan amount of such property or (c) releases of unimproved out-parcels or (d) releases of other portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan and which were given no value in the appraisal of the Mortgaged Property or of that portion of the Mortgaged Property used to calculate the loan-to-value ratio of the Mortgaged Property for underwriting purposes. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted or required pursuant to the terms of any Mortgage Loan would constitute a significant modification of the related Mortgage Loan under Treas. Reg. Section 1.860G-2(b)(2);

                              (xlix) Any insurance proceeds in respect of a
                        casualty loss or taking will be applied either to (a) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage of the related loan amount that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                              (l) (l) Each Form UCC-1 financing statement, if
                        any, filed with respect to personal property constituting a part of the related Mortgaged Property and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Seller was, and each Form UCC-3 assignment, if any, of such financing statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to the Seller) is, in suitable form for filing in the filing office in which such financing statement was filed;

                              (li) To the Seller's knowledge, (a) each
                        commercial lease covering more than 10% (20% in the case of any Mortgage Loan having an original principal balance less than $2,500,000) of the net leaseable area of the related Mortgaged Property is in full force and effect and (b) there exists no default under any such commercial lease either by the lessee thereunder or by the related borrower that could give rise to the termination of such lease;

                              (lii) Based upon an opinion of counsel and/or
                        other due diligence considered reasonable by prudent commercial mortgage lenders, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to properties with a Stated Principal Balance of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent the Seller is aware of such non-compliance, it has required the related borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

                              (liii) Each Mortgage Loan constitutes a "qualified
                        mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation (as defined herein) Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision), the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan would constitute "foreclosure property" within the meaning of Code
                        Section 860G(a)(8) and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation
                        Section 1.860G-1(b)(2);

                              (liv) With respect to any Mortgage Loan that
                        pursuant to the Mortgage Loan Documents can be defeased,
                        (i) the Mortgage Loan cannot be defeased within two years after the Closing Date, (ii) the borrower can pledge only United States government securities in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (iii) the borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments, (iv) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (v) the borrower is required to provide an opinion of counsel that the trustee has a perfected security interest in such collateral prior to any other claim or interest,
                        (vi) the borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, (vii) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (viii) with respect to any Significant Loan (as defined in the Pooling and Servicing Agreement), the borrower must obtain confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificates rated by such Rating Agency;

                              (lv) The Mortgage Loan Documents for each Mortgage
                        Loan provide that the related borrower thereunder shall be liable to the lender for any losses incurred by the lender due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards,
                        (ii) any willful act of material waste, (iii) any breach of the environmental covenants contained in the related Mortgage Loan Documents, and (iv) fraud by the related borrower; provided that, with respect to clause (iii) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement;

                              (lvi) If such Mortgage Loan is an ARD Loan, it
                        commenced amortizing on its initial scheduled Due Date and provides that: (i) its Mortgage Rate will increase by no less than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund;
                        (ii) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (iii) no later than the related Anticipated Repayment Date, if it has not previously done so, the related borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; and (iv) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

                              (lvii) Except as disclosed in the Prospectus
                        Supplement, no Mortgage Loan, and no group of Mortgage Loans made to the same borrower and to borrowers that are Affiliates, accounted for more than 5.0% of the aggregate of the Stated Principal Balances of all of the Mortgage Loans and all of the mortgage loans sold to the Depositor by PNC Bank pursuant to that certain Mortgage Loan Purchase Agreement dated as of July 1, 2002 between the Depositor and PNC Bank as of the Cut-Off Date;

                              (lviii) Except for the Mortgage Loans with an
                        initial principal balance less than $3,000,000, in connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's actual knowledge, had no interest, direct or indirect, in the borrower, the Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan; and

                              (lix) Each Mortgage Loan bears interest at a rate
                        that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

                                                                       EXHIBIT B

                             AFFIDAVIT OF LOST NOTE

STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )

            _____________________________, being duly sworn, deposes and says:

            1. that he is an authorized signatory of Column Financial, Inc. ("Column");

            2. that Column is the owner and holder of a mortgage loan in the original principal amount of $___________ secured by a mortgage (the "Mortgage") on the premises known as ________________ located in _________________;

            3. (a) that Column, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

            a note in the original sum of $_________________ made by ______________, to Column, under date of ___________ (the "Note");

            4. that the Note is now owned and held by Column;

            5. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

            6. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except Column; and

            7. upon assignment of the Note by Column to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by the Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2002-CP3 (the "Trustee") (which assignment may, at the discretion of the Depositor, be made directly by Column to the Trustee) Column covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of Column's failure to deliver said original Note to the Trustee.


                                        COLUMN FINANCIAL, INC.


                                        By: ____________________________________
                                            Name:
                                            Title:

Sworn to before me this
day of July [ ], 2002

                                                                       EXHIBIT C

                                     FORM OF
                          ASSIGNMENT OF MORTGAGE(S) AND
                 ASSIGNMENT OF ASSIGNMENT OF LESSOR'S INTERESTS
                          IN LEASES, RENTS AND PROFITS

            KNOW ALL MEN BY THESE PRESENTS:

            THAT, as of , 2002, Column Financial, Inc., a Delaware corporation, whose address is 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326 ("ASSIGNOR") in consideration of ten and 00/100 ($10.00) dollars and other good and valuable consideration, paid by LaSalle Bank National Association, as trustee for Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2002-CP3, whose address is 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603 ("ASSIGNEE"), receipt of which is acknowledged by ASSIGNOR, hereby sells, assigns, transfers, sets over and conveys unto the ASSIGNEE certain mortgage(s) and assignments of leases, rents and profits and other collateral documents as follows:

                See Schedule "A" attached hereto and incorporated
                            herein by this reference.

            TOGETHER with the note(s), debt(s) and claim(s) secured by said mortgage(s) and the covenants contained in said mortgage(s), together with all amendments, supplements and modifications thereto and all liens, financing statements, guaranties and security interests securing the payment of such notes, including, without limitation, any other documents recorded in the real property records of the jurisdiction in which the real property covered by the mortgage(s) is located with respect to such notes, and any other documents, agreements, instruments or property relating to such loan(s) and all right, title, interest, claims, demands, causes of action and judgments securing or relating to such loan(s); TO HAVE AND TO HOLD the same unto the ASSIGNEE and to the successors, legal representatives and assigns of the ASSIGNEE forever.

            THIS ASSIGNMENT is made without recourse or representation or warranty of any kind or nature, express or implied except as expressly set forth in that certain Mortgage Loan Purchase Agreement, dated as of July [ ], 2002 among ASSIGNOR, PNC Bank, National Association and Credit Suisse First Boston Mortgage Securities Corp.

            IN WITNESS WHEREOF, the ASSIGNOR has duly executed this Assignment the __ day of ________ 2002.

IN PRESENCE OF:

[corporate seal]


                                        COLUMN FINANCIAL, INC.


                                        By: ____________________________________
                                            Name:
                                            Title:

STATE OF                )
                        )  ss.:
COUNTY OF               )

            On this ___________ day of ______________, 2002, before me the undersigned, a NOTARY PUBLIC OF _________________, personally appeared ___________________ , as ________ of Column Financial, Inc., a Delaware corporation, who, I am satisfied, was the maker of the foregoing instrument and who then stated and acknowledged to me that, as such officer and maker (1) he was authorized to execute the foregoing instrument on behalf of said company and
(2) he executed said instrument as the act and deed of said company.

            IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in _________________ the day and year last above written.

                                        Signature_______________________________

                                        Print Name______________________________

                                        Residing at_____________________________
                                                  ______________________________
                                                  ______________________________

                                        A NOTARY PUBLIC OF______________________

[AFFIX SEAL]                      My Commission expires on______________________

                          ASSIGNMENT OF MORTGAGE(S) AND
                 ASSIGNMENT OF ASSIGNMENT OF LESSOR'S INTERESTS
                          IN LEASES, RENTS AND PROFITS

                             COLUMN FINANCIAL, INC.
                                       TO
                  LaSALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE

                              RECORD AND RETURN TO: